UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    |_|
Pre-Effective Amendment No.                                                |_|
                            ---------
Post-Effective Amendment No.   85                                          |x|
                             -------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.   85                                                         |x|
              -------

                        (Check appropriate box or boxes)


                           U.S. GLOBAL INVESTORS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               7900 Callaghan Road
                            San Antonio, Texas 78229
              (Address and Zip Code of Principal Executive Office)

      Registrant's Telephone Number, including Area Code: (210) 308-1234

                           Frank E. Holmes, President
                           U.S. Global Investors Funds
                               7900 Callaghan Road
                            San Antonio, Texas 78229
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: ________

It is proposed that this filing will become effective (check appropriate box)

|x|  immediately upon filing pursuant to paragraph (b)

|_|  on November 1, 1999, pursuant to paragraph (b)

|_| 60 days after filing pursuant to paragraph (a)(i) x on November 1, 1999, pursuant to paragraph (a)(i)

|_|  75 days after filing pursuant to paragraph (a)(ii)

|_|  on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------
                  PART A: INFORMATION REQUIRED IN A PROSPECTUS
--------------------------------------------------------------------------------

PROSPECTUS

U.S. GLOBAL INVESTORS FUNDS

EQUITY FUNDS        China Region Opportunity Fund
                    All American Equity Fund
                    Real Estate Fund
                    Equity Income Fund

GOLD AND NATURAL    Gold Shares Fund
RESOURCES FUNDS     World Gold Fund
                    Global Resources Fund

TAX-FREE FUNDS      Tax Free Fund
                    Near-Term Tax Free Fund

GOVERNMENT          U.S. Government Securities Savings Fund
MONEY MARKET        U.S. Treasury Securities Cash Fund
FUNDS

PROSPECTUS
NOVEMBER 1, 1999

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                            {GRAPHIC: USGI logo]

TABLE OF CONTENTS

     RISK/RETURN SUMMARY ...........................................      1

       Equity Funds
         Fundamental Investment Objectives .........................      1
         Main Investment Strategies ................................      1
         Main Risks ................................................      2
         Volatility and Performance Information ....................      3
       Gold and Natural Resources Funds
         Fundamental Investment Objectives .........................      7
         Main Investment Strategies ................................      7
         Main Risks ................................................      7
         Volatility and Performance Information ....................      9
       Tax-Free Funds
         Fundamental Investment Objective ..........................     12
         Main Investment Strategies ................................     12
         Main Risks ................................................     12
         Volatility and Performance Information ....................     13
       Government Money Market Funds
         Fundamental Investment Objectives .........................     15
         Main Investment Strategies ................................     15
         Main Risks ................................................     16
         Volatility and Performance Information ....................     16

     FEES AND EXPENSES .............................................     19

     FUNDAMENTAL INVESTMENT OBJECTIVE, PRINCIPAL
      INVESTMENT STRATEGIES AND RELATED RISKS ......................     22
       Equity Funds ................................................     22
       Gold and Natural Resources Funds ............................     24
       Tax-Free Funds ..............................................     27
       Government Money Market Funds ...............................     29

     FUND MANAGEMENT ...............................................     32

     COMMON INVESTMENT PRACTICES AND
      RELATED RISKS ................................................     33

     HOW TO BUY SHARES .............................................     39

     HOW TO SELL (REDEEM) SHARES ...................................     42

     EXCHANGING SHARES .............................................     44

     IMPORTANT INFORMATION ABOUT PURCHASES,
      REDEMPTIONS AND EXCHANGES ....................................     45
       Funds Reserve Certain Rights ................................     45
       Account Minimums ............................................     45
       Net Asset Value (NAV) Calculation ...........................     45
       Signature Guarantee/Other Documentation .....................     46

     OTHER INFORMATION ABOUT YOUR ACCOUNT ..........................     47

     ADDITIONAL INVESTOR SERVICES ..................................     48

     DISTRIBUTIONS AND TAXES .......................................     49

     FINANCIAL HIGHLIGHTS ..........................................     50

     APPENDIX ......................................................     58

RISK/RETURN SUMMARY

EQUITY FUNDS

China Region Opportunity Fund
All American Equity Fund
Real Estate Fund
Equity Income Fund

FUNDAMENTAL INVESTMENT OBJECTIVES

The China Region Opportunity (China Region), All American Equity (All American) and Real Estate Funds seek long-term capital appreciation. Current income is a secondary consideration for the Real Estate Fund.

The trustees for the China Region and All American Funds may change each fund's objective without shareholder vote, and each fund will notify you of any changes. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The Equity Income Fund, formerly the Income Fund, seeks preservation of capital and, consistent with that objective, production of current income. Long-term capital appreciation is a secondary consideration.

MAIN INVESTMENT STRATEGIES

The China Region Fund normally invests at least 65% of its total assets in equity securities issued by China region companies. The China region consists of the People's Republic of China (PRC or China), Hong Kong, Taiwan, Korea, Singapore, Thailand and Malaysia.

The All American Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of domestic common stocks. The fund invests primarily in large-capitalization stocks while retaining the flexibility to seek out promising small- and mid-cap stock opportunities.

The Real Estate Fund normally invests at least 65% of its total assets in real estate equity securities listed on a national securities exchange or Nasdaq. While the fund invests primarily in securities issued by real estate investment trusts (REITs), it may also invest in securities issued by other companies in the real estate industry such as homebuilders and developers.

The Equity Income Fund normally invests at least 80% of its total assets in income-producing equity and debt securities. Under normal conditions, at least 65% of the fund's assets are invested in equity securities. With an emphasis on both income generation and capital appreciation through value-oriented investing, the fund focuses on securities of companies that have strong earnings and dividend growth and that demonstrate attractive value.

The portfolio team for each fund applies a "top-down" and "bottom-up" approach in selecting investments.

For more information on the funds' investment strategies, please see page 22.

MAIN RISKS

The funds are designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings. The China Region Fund is designed for long-term investors who can accept the special risks of investing in the China region, which typically are not associated with investing in other more established economies or securities markets.

MARKET RISK

The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

FOREIGN SECURITIES RISK

The China Region Fund has significant exposure to foreign markets. As a result, the fund's performance may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country in the China region. Countries in the China region are also subject to greater social and regulatory uncertainties and to changes in Chinese government policy.

REAL ESTATE RISK

Because the Real Estate Fund invests in REITs and equity securities of real estate companies, the fund is more susceptible to risks associated with the direct ownership of real estate, including real estate valuation, fluctuations in interest rates and occupancy rates, and risks related to general and local economic conditions.

INCOME RISK

The Equity Income Fund is subject to income risk, which is the risk that the fund's dividends (income) will decline due to falling interest rates or declining dividends by companies in which the fund invests.

The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved.

Additional risks of the funds are described on page 22 of the prospectus. As with all mutual funds, loss of money is a risk of investing in any of the funds.

An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VOLATILITY AND PERFORMANCE INFORMATION

The following bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5- and 10-year periods (or life of the fund, if shorter), to those of a broad-based securities market index. How each fund performed in the past is not an indication of how it will perform in the future.

CHINA REGION FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1995          (14.09%)
        1996           27.85%
        1997          (22.45%)
        1998          (33.28%)

     * As of September 30, 1999, the fund's year-to-date return was 31.51%.

     Best quarter shown in the bar chart above:
     18.55% in fourth quarter 1996

     Worst quarter shown in the bar chart above:
     (33.71)% in fourth quarter 1997

     AVERAGE ANNUAL TOTAL RETURNS                                 SINCE
     (FOR THE PERIODS ENDED                                   INCEPTION
     DECEMBER 31, 1998)                             1 YEAR    (2/10/94)
     ----------------------------                  --------   ---------
     CHINA REGION FUND                             (33.28)%    (16.71)%
     Morgan Stanley Capital Far
      East ex Japan Index *                        (7.16)%     (12.06)%
     Hang Seng 100 Index **                        (6.29)%     (2.68)%
     International Finance
      Corporation China
      Index ***                                    (50.90)%    (25.26)%

     * The Morgan Stanley Capital Far East ex Japan Index is one index in a series representing both the developed and the emerging markets for a particular region.

     ** The Hang Seng 100 Index is a capitalization-weighted index. The index is comprised of the 100 highest companies, in terms of market capitalization and turnover, listed on The Stock Exchange of Hong Kong Limited.

     *** The International Finance Corporation China Index is one global index in a series representing a large part of the market and shows trends in the markets from the perspective of local investors.

Additional performance information relating to the China Region Fund for the fiscal year ended June 30, 1999, is contained in the Appendix.

ALL AMERICAN FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1989           16.79%
        1990          (11.26%)
        1991           26.65%
        1992            5.62%
        1993           10.02%
        1004           (5.31%)
        1995           30.86%
        1996           22.28%
        1997           30.30%
        1998           28.84%

     * As of September 30, 1999, the fund's year-to-date return was 1.32%. The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower. The fund's annual total returns do not reflect a quarterly $3 account maintenance fee.

     Best quarter shown in the bar chart above:
     18.36% in fourth quarter 1998

     Worst quarter shown in the bar chart above:
     (9.55)% in third quarter 1990

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED
     DECEMBER 31, 1998)                 1 YEAR       5 YEARS      10 YEARS
     ----------------------------       -------      -------      --------
     ALL AMERICAN FUND *                 28.84%       20.53%       14.52%
     S&P 500 Index **                    28.58%       24.05%       19.19%

     * The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

     ** The S&P 500 Stock Index is a widely recognized index of common stock prices in U.S. companies.

REAL ESTATE FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1989            7.36%
        1990          (19.82%)
        1991           55.35%
        1992            4.70%
        1993            0.18%
        1004          (11.63%)
        1995           18.93%
        1996           31.56%
        1997           19.28%
        1998          (18.34%)

     * As of September 30, 1999, the fund's year-to-date return was (9.74)%.

     Best quarter shown in the bar chart above:
     25.25% in first quarter 1991

     Worst quarter shown in the bar chart above:
     (19.35)% in third quarter 1990

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED
     DECEMBER 31, 1998)                   1 YEAR    5 YEARS   10 YEARS
     ----------------------------        --------   -------   --------
     REAL ESTATE FUND                    (18.34)%     6.13%      6.57%
     S&P 500 Index *                     28.58%      24.05%     19.19%
     Dow Jones Equity REIT Total
      Return Index (from
      1/31/90) **                        (16.96)%    10.01%       N/A

     * The S&P 500 Stock Index is a widely recognized index of common stock prices in U.S. companies.

     ** The Dow Jones Equity REIT Total Return Index is an index comprised of REITs traded publicly on the New York, American and Nasdaq stock exchanges. The components of the index use the equity investment structure and also reinvest all regular cash dividends.

EQUITY INCOME FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1989           37.86%
        1990           (8.67%)
        1991           14.31%
        1992            8.09%
        1993           17.71%
        1004          (10.26%)
        1995           22.33%
        1996           10.45%
        1997           23.08%
        1998           14.03%

     * As of September 30, 1999, the fund's year-to-date return was (4.94)%.

     Best quarter shown in the bar chart above:
     13.03% in second quarter 1989

     Worst quarter shown in the bar chart above:
     (7.74)% in first quarter 1994


     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED
     DECEMBER 31, 1998)                  1 YEAR      5 YEARS      10 YEARS
     ----------------------------        ------      -------      --------
     EQUITY INCOME FUND                  14.03%       11.22%       12.04%
     S&P/BARRA 500 Value
      Index *                            14.67%       19.87%       16.67%
     S&P 500 Index **                    28.58%       24.05%       19.19%

     * The S&P/BARRA 500 Value Index is a capitalization-weighted index of all stocks in the S&P 500 that have low price-to-book ratios. The index is balanced semi-annually on January 1 and July 1. It is designed so that approximately 50% of the S&P 500 Index market capitalization is in the Value Index.

     ** The S&P 500 Stock Index is a widely recognized index of common stock prices in U.S. companies.

GOLD AND NATURAL RESOURCES FUNDS

Gold Shares Fund
World Gold Fund
Global Resources Fund

FUNDAMENTAL INVESTMENT OBJECTIVES

All three gold and natural resources funds seek long-term growth of capital plus protection against inflation and monetary instability. The Gold Shares Fund also pursues current income as a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal conditions, the Gold Shares Fund will invest at least 65% of its total assets in equity securities of companies involved in the mining and processing of, or dealing in, gold. The fund focuses on selecting senior producing mines, most of which are in North America, South Africa and Australia.

The World Gold Fund will invest at least 65% of its total assets in the securities of companies involved in the exploration for, mining and processing of, or dealing in, gold. The fund focuses on selecting junior and intermediate exploration gold companies from around the world. Junior exploration companies typically have small market capitalizations and no source of steady cash flow, and their growth generally comes from a major gold discovery. Therefore, the risk and opportunities are substantially greater than investing in a senior mining company with proven reserves.

As a strategy to minimize excessive portfolio turnover, the Gold Shares Fund and the World Gold Fund may purchase long-term equity anticipation securities (LEAPS), which are long-term equity options.

The Global Resources Fund normally invests at least 65% of its assets in the equity securities of companies within the natural resources industry. Consistent with its investment objective, the fund may invest without limitation in the various sectors of the natural resources industry, such as oil, gas and basic materials.

All three funds may invest, without limitation, in issuers in any part of the world. The funds' portfolio teams apply a "top-down" and "bottom-up" approach in selecting investments.

For more information on the funds' investment strategies, please see page 24. Main Risks

MAIN RISKS

The funds are designed for long-term investors who are willing to accept the risks of investing in a portfolio with significant stock holdings.

MARKET RISK

The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

FOREIGN SECURITIES RISK

The funds may have significant exposure to foreign markets. As a result, the funds' performance may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country or region.

INDUSTRY/CONCENTRATION RISK

Because the funds concentrate their investments in specific industries, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The Gold Shares and World Gold Funds invest in securities that are linked to the price of gold. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.

DIVERSIFICATION RISK

The funds are non-diversified and may invest a significant portion of their total assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

PRICE VOLATILITY RISK

The value of a fund's shares may fluctuate significantly in the short term.

OPTIONS RISK

Investing in LEAPS and other options may increase transaction expenses and the volatility of a fund. An option may expire without value, resulting in a loss of a fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.

CASH MANAGEMENT RISK

The inflow and outflow of money in the gold funds may result in higher portfolio turnover and related transaction costs.

The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved.

As with all mutual funds, loss of money is a risk of investing in any of the funds. Additional risks of the funds are described on page 25.

An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

VOLATILITY AND PERFORMANCE INFORMATION

The following bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5- and 10-year periods (or life of the fund, if shorter), to those of a broad-based securities market index. How each fund performed in the past is not an indication of how it will perform in the future.

GOLD SHARES FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1989           64.73%
        1990          (34.22%)
        1991          (15.65%)
        1992          (50.83%)
        1993          123.92%
        1004           (2.66%)
        1995          (26.83%)
        1996          (25.49%)
        1997          (57.37%)
        1998          (32.98%)

     * As of September 30, 1999, the fund's year-to-date return was 12.30%.

     Best quarter shown in the bar chart above:
     41.04% in second quarter 1993

     Worst quarter shown in the bar chart above:
     (38.74)% in fourth quarter 1997

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED
     DECEMBER 31, 1998)                    1 YEAR    5 YEARS    10 YEARS
     ----------------------------         --------   --------   --------
     GOLD SHARES FUND                     (32.98)%   (31.43)%   (17.14)%
     S&P 500 Index *                        28.58%     24.05%     19.19%
     Johannesburg All Gold
      Index **                            (10.08)%   (25.23)%   (12.30)%
     Financial Times Gold Mines
      Index (from
      1/31/92) ***                        (11.69)%   (15.98)%        N/A

     * The S&P 500 Stock Index is a widely recognized index of common stock prices in U.S. companies.

     ** The Johannesburg All Gold Index is a capitalization-weighted index of all domestic gold stocks traded on the Johannesburg Stock Exchange.

     ***  The   Financial    Times   Gold   Mines   Index   is   a   market
          capitalization-weighted total return index of the leading North American, Australian and African gold mining companies.

Additional performance information relating to the Gold Shares Fund for the fiscal year ended June 30, 1999, is contained in the Appendix.

WORLD GOLD FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1989           16.53%
        1990          (27.86%)
        1991           (3.37%)
        1992           (4.71%)
        1993           89.78%
        1004          (16.94%)
        1995           15.93%
        1996           19.52%
        1997          (41.08%)
        1998          (15.77%)

     * As of September 30, 1999, the fund's year-to-date return was 2.88%.

     Best quarter shown in the bar chart above:
     36.48% in second quarter 1993

     Worst quarter shown in the bar chart above:
     (30.36)% in fourth quarter 1997

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED
     DECEMBER 31, 1998)                    1 YEAR    5 YEARS   10 YEARS
     ----------------------------         --------   --------  --------
     WORLD GOLD FUND                      (15.77)%   (10.60)%   (1.74)%
     S&P 500 Index *                        28.58%     24.05%    19.19%
     Toronto Stock Exchange Gold
      & Precious Minerals
      Index **                            (12.92)%   (13.17)%   (0.75)%
     Philadelphia Stock Exchange
      Gold & Silver Index ***             (12.43)%   (13.21)%   (2.88)%

     * The S&P 500 Stock Index is a widely recognized index of common stock prices in U.S. companies.

     ** The Toronto Stock Exchange Gold & Precious Minerals Index (TSE) is a capitalization-weighted index designed to measure the performance of the gold and silver sector of the TSE 300 Index.

     ***  The  Philadelphia  Stock  Exchange Gold & Silver Index (XAU) is a
          capitalization-weighted   index   which   includes   the  leading
          companies involved in the mining of gold and silver.

Additional performance information relating to the World Gold Fund for the fiscal year ended June 30, 1999 is contained in the Appendix.

GLOBAL RESOURCES FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1989           22.06%
        1990          (15.95%)
        1991            5.03%
        1992           (2.75%)
        1993           18.51%
        1004           (9.69%)
        1995            8.99%
        1996           34.11%
        1997           (2.75%)
        1998          (38.52%)

     * As of September 30, 1999, the fund's year-to-date return was 11.34%.

     Best quarter shown in the bar chart above:
     24.39% in second quarter 1997

     Worst quarter shown in the bar chart above:
     (24.59)% in fourth quarter 1997

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED
     DECEMBER 31, 1998)                  1 YEAR     5 YEARS   10 YEARS
     -------------------------          --------    -------    -------
     GLOBAL RESOURCES FUND              (38.52)%    (4.62)%    (0.20)%
     S&P 500 Index *                      28.58%     24.05%     19.19%
     Dow Jones Basic Materials
      and Energy Index (from
      12/31/92) **                       (0.05)%     14.21%        N/A

     * The S&P 500 Stock Index is a widely recognized index of common stock prices in U.S. companies.

     ** The Dow Jones Basic Materials and Energy Index is a combination of the Dow Jones Basic Materials Index and the Dow Jones Energy Index allocated based on their respective market capitalization weightings.

TAX-FREE FUNDS

Tax Free Fund
Near-Term Tax Free Fund

FUNDAMENTAL INVESTMENT OBJECTIVE

The two tax-free funds seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, each of the tax-free funds invests at least 80% of its total assets in investment grade municipal securities whose interest is free from federal income tax, including the federal alternative minimum tax.

The tax-free funds differ in the maturity of the debt securities they purchase. While the Tax Free Fund may invest in debt securities of any maturity, the Near-Term Tax Free Fund will maintain a weighted-average portfolio maturity of five years or less.

The funds' portfolio team applies a two-step approach in choosing investments. They begin by analyzing various macroeconomic factors in an attempt to forecast interest rate movements, and then they position each fund's portfolio by selecting investments that they believe will, in the whole, best fit that forecast.

For more information on the funds' investment strategies, please see page 27.

MAIN RISKS

The funds are designed for investors who primarily seek current income that is substantially free from federal taxes.

INTEREST RATE RISK

Because the funds invest primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates go up, municipal security prices fall. The opposite is also true: municipal security prices usually go up when interest rates fall. The longer a fund's weighted-average maturity, the more sensitive it is to changes in interest rates. Since the Tax Free Fund normally has a longer weighted-average maturity than the Near-Term Tax Free Fund, it is subject to greater interest rate risks.

CREDIT RISK

There is a possibility that an issuer of a municipal security cannot make timely interest and principal payments on its debt securities. With municipal securities, the sources of funds for the payment of principal and interest may be limited by state or local law.

INCOME RISK

The funds are subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved.

As with all mutual funds, loss of money is a risk of investing in each fund. Additional risks of the funds are described on page 27.

An investment in these funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Volatility and Performance
Information

VOLATILITY AND PERFORMANCE INFORMATION

The following bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5- and 10-year periods (or life of the fund, if shorter), to those of a broad-based securities market index. How each fund performed in the past is not an indication of how it will perform in the future.

TAX FREE FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1989          5.61%
        1990          5.84%
        1991          6.70%
        1992          6.19%
        1993          6.94%
        1004          6.51%
        1995          5.22%
        1996          4.98%
        1997          4.99%
        1998          5.61%

     * As of September 30, 1999, the fund's year-to-date return was (2.99)%. The Adviser has agreed to limit the fund's total operating expenses. In the absence this limitation, the fund's total returns would have been lower.

     Best quarter shown in the bar chart above:
     6.36% in first quarter 1995

     Worst quarter shown in the bar chart above:
     (4.86)% in first quarter 1994

     AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDED
     DECEMBER 31, 1998)                   1 YEAR     5 YEARS    10 YEARS
     ----------------------------         ------     -------    --------
     TAX FREE FUND *                       5.61%      5.46%       7.02%
     Lehman 10-Year Municipal
      Bond Index **                        6.76%      6.35%       8.33%

     * The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

     ** The Lehman Brothers Bond Indexes include fixed-rate debt issues rated investment grade or higher by Moody's Investment Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Intermediate indexes include bonds with maturities of up to ten years, and long-term indexes include those with maturities of ten years or longer.

NEAR-TERM TAX FREE FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1991           9.72%
        1992           6.58%
        1993           9.80%
        1004          (0.06%)
        1995           6.51%
        1996           4.30%
        1997           6.50%
        1998           4.64%

     * As of September 30, 1999, the fund's year-to-date return was 0.23%. The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

     Best quarter shown in the bar chart above:
     4.57% in third quarter 1991

     Worst quarter shown in the bar chart above:
     (1.96)% in first quarter 1994

     AVERAGE ANNUAL TOTAL RETURNS                               SINCE
     (FOR THE PERIODS ENDED                                   INCEPTION
     DECEMBER 31, 1998)                    1 YEAR    5 YEARS  (12/4/90)
     ----------------------------          ------    -------  ---------
     NEAR-TERM TAX FREE FUND *             4.64%      4.35%      5.91%
     Lehman 3-Year Municipal Bond
      Index **                             5.21%      4.90%      5.91%

     * The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

     **   The Lehman  Brothers  Municipal Bond Indexes  include  fixed-rate
          debt  issues  rated   investment   grade  or  higher  by  Moody's
          Investment  Service,  Standard  &  Poor's  Corporation,  or Fitch
          Investor's Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Intermediate indexes include bonds with maturities of up to ten years, and long-term indexes include those with maturities of ten years or longer.

GOVERNMENT MONEY MARKET FUNDS

U.S. Treasury Securities Cash Fund

U.S. Government Securities Savings Fund

FUNDAMENTAL INVESTMENT OBJECTIVES

  * U.S. Treasury Securities Cash Fund (Treasury Securities Cash Fund) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity.

  * U.S. Government Securities Savings Fund (Government Securities Savings Fund) seeks to achieve a consistently high yield with safety of principal.

MAIN INVESTMENT STRATEGIES

The U.S. Treasury Securities Cash Fund invests at least 65% of its total assets in United States Treasury debt securities, which are protected by the "full faith and credit" of the United States government. The income from these obligations may be exempt from state and local income taxes. The fund also invests in repurchase agreements collateralized with such obligations.

The U.S. Government Securities Savings Fund invests at least 65% of its total assets in United States Treasury debt securities, which are protected by the "full faith and credit" of the United States government, and obligations of agencies and instrumentalities of the United States. The fund may also invest in repurchase agreements collateralized with such obligations.

The Government Securities Savings Fund is designed to provide a higher yield than the Treasury Securities Cash Fund, but with somewhat less safety of principal and liquidity.

The funds seek to provide a stable net asset value of $1 per share by investing in securities with maturities of 397 days or less, and by maintaining an average maturity of 90 days or less. However, there can be no assurance that they can always do so (each, as measured in accordance with SEC rules applicable to money market funds).

Each fund also may engage in securities lending transactions as a method of increasing its returns. When lending securities, cash received by a fund as collateral may be invested in instruments in which the fund would normally invest.

The funds' portfolio team applies a two-step approach in choosing investments. They begin by analyzing various macroeconomic factors in an attempt to forecast interest rate movements, and then they position each fund's portfolio by selecting investments that they believe will, in the whole, best fit that forecast.

For more information on the funds' investment strategies, please see page 29.

MAIN RISKS

The funds are designed for investors who primarily seek current income.

INCOME RISK

The funds are subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

The funds are not intended to be a complete investment program, and there is no assurance that their investment objectives can be achieved.

Additional risks of the funds are described on page 30.

An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

VOLATILITY AND PERFORMANCE INFORMATION

The following bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5- and 10-year periods (or life of the fund, if shorter). How each fund performed in the past is not a indication of how it will perform in the future.

TREASURY SECURITIES CASH FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1989           8.33%
        1990           7.53%
        1991           5.45%
        1992           3.16%
        1993           2.25%
        1004           3.21%
        1995           5.00%
        1996           4.28%
        1997           4.47%
        1998           4.33%

     * As of September 30, 1999, the fund's year-to-date return was 2.78%.

     Best quarter shown in the bar chart above:
     2.15% in second quarter 1989

     Worst quarter shown in the bar chart above:
     0.53% in third quarter 1993

     AVERAGE ANNUAL TOTAL
     RETURNS (FOR THE PERIODS
     ENDED DECEMBER 31, 1998)             1 YEAR    5 YEARS    10 YEARS
     ------------------------             ------    -------    --------
     TREASURY SECURITIES
      CASH FUND                            4.33%      4.26%      4.79%

The 7-day yield on December 31, 1998 was 3.76%. For the fund's current yield call 1-800-US-FUNDS.

GOVERNMENT SECURITIES SAVINGS FUND

     [GRAPHIC: Bar chart plotted from data in table below]

       ANNUAL TOTAL RETURNS *
     ------------------------
     CALENDAR YEAR     RETURN
     -------------    --------
        1991            6.28%
        1992            2.08%
        1993            3.38%
        1004            4.01%
        1995            5.59%
        1996            5.20%
        1997            5.36%
        1998            5.27%

     * As of September 30 , 1999, the fund's year-to-date return was 3.48%. The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

     Best quarter shown in the bar chart above:
     1.71% in first quarter 1991

     Worst quarter shown in the bar chart above:
     0.82% in third quarter 1993

     AVERAGE ANNUAL TOTAL
     RETURNS (FOR THE PERIODS                                      SINCE
     ENDED DECEMBER 31,                                          INCEPTION
     1998)                                 1 YEAR     5 YEARS    (11/1/90)
     ------------------------              ------     -------    ---------
     GOVERNMENT SECURITIES
     SAVINGS FUND *                         5.27%      5.08%       4.99%


     * The Adviser has agreed to limit the fund's total operating expenses. In the absence of this limitation, the fund's total returns would have been lower.

The 7-day yield on December 31, 1998 was 4.70%. For the fund's current yield call 1-800-US-FUNDS.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES--DIRECT FEES

These fees are paid directly from your account.

     Maximum sales charge                                         None
     Account closing fee *                                    $     10
     Administrative exchange fee                              $      5
     Account maintenance fee (Only for
      the All American Fund)                                  $     12
     Trader's fee
     * Gold Shares Fund, World Gold Fund
       and Global Resources Fund shares
       held less than one month                               0.25% **
     * Equity Income Fund, Real Estate
       Fund and All American Fund shares
       held less than one month                               0.10% **
     * China Region Fund shares held less
       than six months                                        1.00% **


     *    Does not apply to exchanges
     **   Percentage of value of shares redeemed or exchanged

ANNUAL FUND OPERATING EXPENSES--INDIRECT FEES

Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends.

EQUITY FUNDS

                                       CHINA      ALL      EQUITY      REAL
                                       REGION   AMERICAN   INCOME     ESTATE
                                        FUND      FUND      FUND       FUND
     ----------------------------      ------   --------   -------    ------
     Management Fees                    1.25%     0.75%      0.75%     0.75%
     Distribution (12b-1) Fees             --        --         --        --
     Other Expenses *                   3.16%     0.81%      1.81%     2.46%
     Total Annual Fund Operating
      Expenses *                        4.41%     1.56%      2.56%     3.21%
     Expense Reimbursement                 --    (0.56)%        --        --
     Net Expenses                       4.41%     1.00%      2.56%     3.21%

     * Interest expenses are reduced to the extent short-term trading fees are collected to cover them. With these expense reductions, other expenses, total annual fund operating expenses and net expenses were 2.45%, 3.20% and 3.20% for the Real Estate Fund.

GOLD AND NATURAL RESOURCES FUNDS

                                                   GOLD     WORLD     GLOBAL
                                                 SHARES      GOLD  RESOURCES
                                                   FUND      FUND       FUND
     --------------------------------------       -----     -----      -----
     Management Fees                               0.75%     1.00%     1.00%
     Distribution (12b-1) Fees                        --        --        --
     Other Expenses *                              4.84%     1.18%     3.34%
     Total Annual Fund Operating Expenses *        5.59%     2.18%     4.34%

     * Interest expenses are reduced to the extent short-term trading fees are collected to cover them. With these expense reductions, other expenses and total annual fund operating expenses were 4.49% and 5.24% for the Gold Shares Fund and 1.12% and 2.12% for the World Gold Fund.

TAX-FREE AND GOVERNMENT MONEY MARKET FUNDS

                                                       GOVERNMENT     TREASURY
                                    TAX    NEAR-TERM   SECURITIES   SECURITIES
                                   FREE     TAX FREE      SAVINGS         CASH
                                   FUND         FUND         FUND         FUND
   ---------------------------   ------   ----------   ----------   ----------
   Management Fees                0.75%        0.50%        0.41%        0.50%
   Distribution (12b-1) Fees         --           --           --           --
   Other Expenses                 0.70%        1.75%        0.20%        0.51%
   Total Annual Fund Operating
    Expenses                      1.45%        2.25%        0.61%        1.01%
   Expense Reimbursement         (0.75)  %    (1.55)  %    (0.30)  %        --
   Net Expenses                   0.70%        0.70%        0.31%        1.01%

The tables above show operating expenses as a percentage of each fund's net assets during the fiscal year ended June 30, 1999.

These expenses are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting and transfer agent fees. The adviser has contractually limited total fund operating expenses to not exceed 1.00% for the All American Fund, 0.70% for the Tax Free Fund and Near-Term Tax Free Fund and 0.40% for the Government Securities Savings Fund on an annualized basis through June 30, 2000, and until such later date as the adviser determines.

EXAMPLE OF EFFECT OF FUNDS' OPERATING EXPENSES

This hypothetical example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The example assumes that:

  * You initially invest $10,000.
  * Your investment has a 5% annual return. *
  * The fund's operating expenses and returns remain the same. *
  * All dividends and distributions are reinvested.

This example reflects the $10 account closing fee that you would pay if you redeem all of your shares in a fund. This example also includes a quarterly $3 account maintenance fee for the All American Fund.

You would pay the following expenses if you redeemed all of your shares at the end of the periods shown:


                                   1 YEAR   3 YEARS    5 YEARS    10 YEARS
  -----------------------------    ------   -------    -------    --------
  China Region Fund                 $452     $1,345     $2,248     $4,552
  All American Fund **              $143**   $  501     $  882     $1,944
  Equity Income Fund                $269     $  806     $1,370     $2,905
  Real Estate Fund                  $334     $  999     $1,688     $3,522
  Gold Shares Fund                  $567     $1,672     $2,764     $5,438
  World Gold Fund                   $231     $  692     $1,179     $2,523
  Global Resources Fund             $445     $1,325     $2,216     $4,496
  Tax Free Fund **                  $107**   $  419     $  755     $1,702
  Near-Tax Free Fund **             $134**   $  614     $1,121     $2,515
  Government Securities Savings
   Fund **                          $ 58**   $  191     $  336     $  759
  Treasury Securities Cash Fund     $113     $  332     $  568     $1,246


     * Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

     ** The example for these funds reflect the affect of the Adviser's undertaking to limit the expenses of the fund through June 30, 2000.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

EQUITY FUNDS

INVESTMENT PROCESS

The Adviser for the funds is U.S. Global Investors, Inc. Goodman & Company N.Y. Ltd. serves as Sub-adviser to the Real Estate Fund. In selecting investments, the Adviser and Sub-adviser apply both a "top-down" macroeconomic analysis using broad economic indicators to identify trends in countries, states, sectors, and industries and a "bottom-up" fundamental analysis with screens to select the leading stocks within this macroeconomic environment.

Once the Adviser and Sub-adviser put these two processes together, it can select securities that it believes meet each fund's investment objective. The Adviser and Sub-adviser regularly review the security selection processes and forecasts to keep current with changing market conditions. The skill of the Adviser and Sub-adviser will play a significant role in each fund's ability to achieve its investment objective. General Portfolio Policies

GENERAL PORTFOLIO POLICIES

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS

The All American Fund may invest in long-term equity anticipation securities (LEAPS) in order to take advantage of the long-term growth of large-cap companies without having to make outright stock purchases. LEAPS allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for up to three years before it expires. The underlying stock can be purchased or sold at a predetermined price for the life of the option. LEAPS also help in managing the cash components of the portfolio. The fund will not commit more than 5% of its total assets to premiums on options. Investing in LEAPS and other options may result in a loss of a fund's initial investment and may be more volatile than a direct investment in the underlying securities.

The China Region Fund will normally invest at least 65% of its total assets in equity securities issued by China region companies that (1) are organized under the laws of the countries within the China region, or (2) have at least 50% of their assets in one or more China region countries or derive at least 50% of their gross revenues or profits from providing goods or services to or from one or more China region countries.

The China Region Fund will invest in both new and existing enterprises registered and operating in China and the China region. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. While portfolio holdings may be geographically dispersed, the fund anticipates that the trading activities of the fund in PRC securities will be focused in the authorized China securities market; in particular, the Hong Kong, Shenzhen and Shanghai stock exchanges.

Because the China Region Fund invests in foreign securities and emerging markets, it may be subject to risks not usually associated with owning securities of U.S. companies. The risks of investing in foreign securities is further discussed on page 35.

The Real Estate Fund normally invests at least 65% of its total assets in real estate related equity securities listed on a national securities exchange or Nasdaq. These real estate related securities are common and preferred stocks of companies that have at least 50% of the value of their assets in, or derive at least 50% of their revenues from, the ownership, construction, management or sale of residential, commercial or industrial real estate.

The Real Estate Fund invests primarily in REITs. A REIT is a pooled investment vehicle that typically invests directly in real estate and/or in mortgages and loans collateralized by real estate. The pooled vehicle, typically a trust, issues shares whose value and investment performance are dependent upon the returns of the underlying real estate related investments. The fund may also invest up to 35% of its total net assets in securities of foreign issuers that are listed on foreign securities exchanges.

The Real Estate Fund's investments in REITs are subject to certain risks related to the real estate industry in general. Increases in property taxes and operating expenses, changes in zoning laws and neighborhood values, casualty or construction losses, and overbuilding and increased competition could have a negative impact on the value of REITs. General and local economic conditions and real estate values can affect REITs. Rising interest rates, which may increase mortgage and financing costs, can restrain construction and buying and selling activity, which could negatively affect REITs. REITs are also subject to the risk that a borrower may be unable to make interest and principal payments on a loan made by a REIT.

Loss of status as a qualified REIT or changes in the treatment of REITs under the Internal Revenue Code could adversely affect the value of a particular REIT or the market for REITs as a whole and the fund's performance.

The Equity Income Fund normally invests at least 80% of its total assets in income-producing equity and debt securities. Equity securities include common stocks, preferred stocks and convertible securities. While the fund tends to invest primarily in common stocks, it may also invest in REITs, corporate bonds, convertible securities, U.S. Treasury bills and notes, and other obligations backed by the U.S. government and its agencies.

The Equity Income Fund focuses on large-cap companies that have a consistent growth in earnings and dividend payout, and generally are less expensive, using price-to-earnings ratios, rather than pure growth stocks.

Because each equity fund invests primarily in equity securities, the main risk is that the value of the securities held may decrease in response to general market, business and economic conditions. If this occurs, the fund's share price may also decrease.

OTHER TYPES OF INVESTMENTS, RELATED RISKS AND CONSIDERATIONS

While not principal strategies, the funds may invest to a limited extent in other types of investments. These investment practices and their related risks are described on page 33 and in the Statement of Additional Information.

GOLD AND NATURAL RESOURCES FUNDS

INVESTMENT PROCESS

The Adviser for the funds is U.S. Global Investors, Inc. In selecting investments for the gold funds, the Adviser applies a "top-down" approach to look for countries with favorable mining laws, a relatively stable currency and liquid securities markets and a "bottom-up" approach to look for companies with robust reserve growth profiles, healthy production and strong cash flows.

As part of the top-down approach, the Adviser for the Global Resources Fund evaluates the global macroeconomic environment, natural resources supply and demand fundamentals and industry selection. For its bottom-up selection strategy, the Adviser looks at a company's peer group ranking and its valuation parameters such as price to cash flow, debt to cash flow, earnings to growth and earnings to capital.

Once the Adviser puts these two processes together, it can select securities that it believes meet each fund's investment objective. The Adviser regularly reviews its security selection process and its forecast to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund's ability to achieve its investment objective.

GENERAL PORTFOLIO POLICIES

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS

Under normal conditions, the Gold Shares Fund will invest at least 65% of its total assets in equity securities of companies involved in more established gold operations. The fund concentrates its investments in common stocks of intermediate and senior gold producers, which may include companies involved in mining, processing or dealing in gold. The fund focuses on selecting senior producing mines, most of which are in North America, South Africa and Australia. A senior mine normally produces over one million ounces of gold or precious metals per year. The fund reserves the right to invest up to 35% of its total assets in the securities of companies involved in the exploration for, mining and processing of, or dealing in silver, platinum, uranium and other strategic metals.

Under normal conditions, the World Gold Fund will invest at least 65% of its total assets in the securities of companies involved in the exploration for, mining and processing of, or dealing in, gold. Although the fund may invest in senior mining companies, the fund normally focuses on junior and intermediate exploration gold companies from around the world.

Junior exploration companies search for deposits that could create cash flow where intermediate mining companies already have deposits that create a modest cash flow. Senior mining companies have large deposits that create a larger stream of cash flow. Typically, junior exploration gold companies produce up to 100,000 ounces of gold or precious metals per year and intermediate companies produce up to a million ounces of gold or precious metals. The price performance of junior exploration companies relates to the success of finding, and increasing, reserves, thus involving both greater opportunity and risk. Stock price performance of intermediate and senior mining companies that have proven reserves is more strongly influenced by the price of gold. The securities of junior and intermediate exploration gold companies tend to be less liquid and more volatile in price than securities of larger companies.

Additionally, the World Gold Fund may invest up to 35% of its total assets in the securities of companies involved in the exploration for, mining and processing of, or dealing in silver, platinum, uranium and other strategic metals.

>From time to time, a substantial portion of the shares of the Gold Shares Fund and the World Gold Fund may be held by market timers and similar investors who seek to realize profits by frequently purchasing and selling shares of the fund. The short-term trading fees imposed on these short-term investors have historically retained sufficient capital to offset many of these costs. Trading activities may cause a fund to experience a high portfolio turnover rate, which could increase tax liability. Each fund seeks to minimize the adverse consequences of these activities and may invest in long-term equity options called LEAPS (long-term equity anticipation securities). LEAPS allow a fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for up to three years before it expires. The underlying stock can be purchased or sold at a predetermined price for the life of the option. LEAPS, therefore, allow a fund to gain exposure to individual securities in the gold sector over the long-term while allowing the fund to preserve some cash for large or unexpected redemptions. A fund will not purchase any option if, immediately afterwards, the aggregate market value of all outstanding options purchased and written by the fund would exceed 5% of the fund's total assets.
Investing in LEAPS and other options may result in a loss of a fund's initial investment and may be more volatile than a direct investment in the underlying securities. While options may incur higher transaction costs, LEAPS generally have lower transaction expenses.

Securities of gold operation companies are affected by the price of gold and other precious metals. The price of gold and other precious metals is affected by several factors including (1) the unpredictable monetary policies and economic and political conditions affecting gold producing countries throughout the world; (2) increased environmental, labor or other costs in mining; and (3) changes in laws relating to mining or gold production or sales. Furthermore, the price of mining stocks tends to increase or decrease with the price of the underlying commodities but are more volatile.

The Global Resources Fund concentrates its investments in the equity securities of large-capitalization companies within the natural resources industry, which include the following sectors:

     ENERGY SECTORS                  BASIC MATERIALS SECTORS
     ------------------------------  -----------------------
     International Oil Companies     Chemicals
     Natural Gas                     Aluminum
     Oil Drilling                    Diversified Mining
     Oil Exploration and Production  Gold and Precious Metals
     Oilfield Equipment/Services     Paper and Forest Products
     Oil and Gas Refining            Iron and Steel

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

Consistent with its investment objective, the Global Resources Fund may invest without limitation in any sector of the natural resources industry.

The value of the Global Resources Fund's shares is particularly vulnerable to factors affecting the natural resources industry, such as increasing regulation of the environment by both U.S. and foreign governments. Increased environmental regulations may, among other things, increase compliance costs and affect business opportunities for the companies in which the fund invests. The value is also affected by changing commodity prices, which can be highly volatile and are subject to risks of oversupply and reduced demand.

Because the Global Resources Fund's portfolio focuses its investments in the natural resources industry, the value of fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

Because each fund invests primarily in common stocks of foreign and domestic companies, the main risk is that the value of the stocks held may decrease in response to general foreign or domestic market, business and economic conditions. If this occurs, the fund's share price may also decrease.

OTHER TYPES OF INVESTMENTS, RELATED RISKS AND CONSIDERATIONS

While not principal strategies, the funds may invest to a limited extent in other types of investments. These investment practices and their related risks are described on page 33 and in the Statement of Additional Information.

TAX-FREE FUNDS

INVESTMENT PROCESS

The Adviser for the funds is U.S. Global Investors, Inc. In selecting investments, the Adviser's analysis encompasses an interest rate forecast that considers such factors as gross domestic product, current inflation outlook, state tax regulations and rates, geographic regions and the prevailing unemployment rate. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the funds' portfolios. The criteria for this process includes yield, maturity, and bond rating. Once the Adviser puts these two processes together, it can select securities that it believes meet each fund's investment objective. The Adviser regularly reviews its security selection process and its forecast to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund's ability to achieve its investment objective.

GENERAL PORTFOLIO POLICIES

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS

Under normal market conditions, the tax-free funds invest primarily in investment grade municipal securities whose interest is free from federal income tax including the federal alternative minimum tax. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. These debt securities generally include general obligation bonds, revenue bonds, industrial development bonds, municipal lease obligations and similar instruments.

General obligation bonds are backed by the issuer's authority to levy taxes. Since revenue bonds are issued to finance public works such as bridges or tunnels, they are supported by the revenues of the projects. Industrial development bonds are typically issued by municipal issuers on behalf of private companies. Because these bonds are backed only by income from a certain source and may not be an obligation of the issuer itself, they may be less creditworthy than general obligation bonds. Municipal lease obligations generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be canceled without penalty. If this happens, investors who own the obligations may not be paid.

Although the fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest.

The tax-free funds invest only in debt securities that, at the time of acquisition, have one of the four highest ratings by Moody's Investors Services (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB) (or, if not rated by Moody's or S&P, are determined by the Adviser to be of comparable quality). The tax-free funds will not invest more than 10% of their total assets in the fourth rating category. Investments in the fourth category may have speculative characteristics and, therefore, may involve higher risks.

The tax-free funds differ in the maturity of the debt securities they purchase. While the Tax Free Fund may have a weighted-average maturity that varies widely, it tends to keep a weighted-average maturity of more than five years. The Near-Term Tax Free Fund will maintain a weighted-average portfolio maturity of five years or less. A weighted-average

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

maturity of a fund is the average of the remaining maturities of all the debt securities the fund owns, with each maturity weighted by the relative value of the security.

The funds are subject to income risk, which is the chance that the funds' dividends (income) will decline due to falling interest rates. Income risk is generally greater for the Near-Term Tax Free Fund and less for the Tax Free Fund.

There is a possibility that an issuer of any bond could be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

The funds' performance may be affected by political and economic conditions at the state, regional and federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. As on the state and federal level, events in U.S. Territories where the fund is invested may affect a fund's investments in that territory and its performance.

A municipal security may be prepaid (called) before its maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the funds may have to replace it with a lower-yielding security.

OTHER TYPES OF INVESTMENTS, RELATED RISKS AND CONSIDERATIONS

While not principal strategies, the funds may invest, to a limited extent, in other types of investments. These investment practices and their related risks are described on page 33 and in the Statement of Additional Information.

GOVERNMENT MONEY MARKET FUNDS

INVESTMENT PROCESS

The Adviser for the funds is U.S. Global Investors, Inc. In selecting investments, the Adviser's analysis encompasses an interest rate forecast that considers such factors as Gross Domestic Product, current inflation outlook, state tax regulation and rates, geographic regions and the prevailing unemployment rate. After establishing a reasonable interest rate outlook, the Adviser applies a process of selecting securities for the funds' portfolios. The criteria for this process includes yield, maturity, and security structure. Once the Adviser puts these two processes together, it can select securities that it believes meet each fund's investment objective. The Adviser regularly reviews its security selection process and its forecast to keep current with changing market conditions. The skill of the Adviser will play a significant role in each fund's ability to achieve its investment objective.

GENERAL PORTFOLIO POLICIES

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS

Under federal law, the income received from obligations issued by the United States government and some of its agencies and instrumentalities may be exempt from state and local income taxes. Many states that tax personal income allow mutual funds to pass this tax exemption through to shareholders. To maximize the taxable equivalent yield for shareholders under normal circumstances, the Government Securities Savings Fund will attempt to invest primarily in obligations that qualify for the exemption from state taxation.

The Government Securities Savings Fund may invest in fixed-rate and floating-rate securities issued by the United States Treasury and various United States government agencies, including the Federal Home Loan Bank, the Federal Farm Credit Bank and the Student Loan Marketing Association. While fixed-rate securities have a set interest rate, floating-rate securities have a variable interest rate that is closely tied to a money-market index such as Treasury Bill rates. Floating rate securities provide holders with protection against rises in interest rates, but typically pay lower yields than fixed-rate securities of the same maturity.

Because the funds may invest substantially all of their assets in short-term debt securities, the main risk is that the funds' dividends (income) may decline because of falling interest rates.

The funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund's yield may be eroded by inflation.

There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

OTHER TYPES OF INVESTMENTS, RELATED RISKS AND CONSIDERATIONS

While not principal strategies, the funds may invest, to a limited extent, in other types of investments. These investment practices and their related risks are described on page 33 and in the Statement of Additional Information.

YEAR 2000 READINESS

Like other organizations around the world, the funds could be adversely affected if the computer systems used by the funds or their service providers do not properly process and calculate date-related information beginning January 1, 2000, commonly referred to as the "Year 2000 Problem." The Adviser, Sub-adviser and the funds' transfer agent believe that they have taken steps reasonably designed to address any potential material Year 2000 Problem for the computer programs used by the Adviser, Sub-adviser and the transfer agent. In addition, all major third-party service providers used by the funds, the Adviser, the Sub-adviser and the transfer agent have given the Adviser Year 2000 reports representing that they have taken necessary steps to address material Year 2000 Problems with respect to their computer systems. At this time, there can be no assurance that these steps will be sufficient to avoid any material adverse impact to the funds. Furthermore, there can be no assurances that the companies in which these funds invest will not be adversely affected by the Year 2000 Problem.

FUND MANAGEMENT

INVESTMENT ADVISER

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the funds' business affairs. The Adviser was organized in 1968 and also serves as investment adviser to U.S. Global Accolade Funds, a family of mutual funds with approximately $145 million in assets. For the fiscal year ended June 30, 1999, each fund paid the following percentages of its average net assets to the Adviser for advisory services:

China Region Fund ............ 1.25%       Global Resources Fund ........ 1.00%
All American Fund ............ 0.75%       Tax Free Fund ................ 0.75%
Equity Income Fund ........... 0.75%       Near-Term Tax Free Fund ...... 0.50%
Real Estate Fund ............. 0.75%       Government Securities Savings
                                            Fund ........................ 0.41%
Gold Shares Fund ............. 0.75%       Treasury Securities
World Gold Fund .............. 1.00%         Cash Fund .................. 0.50%

SUB-ADVISER

U.S. Global Investors, Inc., the Adviser, has retained Goodman & Company N.Y. Ltd. (Goodman & Company), 40 King Street West, Toronto, Ontario MSH 4A9, Canada, to serve as sub-adviser to the Real Estate Fund. Goodman & Company is the manager of Dynamic Mutual Funds, a Canadian family of twenty-six mutual funds with approximately $6.5 billion (Cdn) of funds under management, more than $500 million (Cdn) of which is in two real estate equity funds. In consideration for investment management services rendered to the fund, the Adviser shares the management fee with the Sub-Adviser. The Real Estate Fund is not responsible for paying any portion of the Sub-Adviser's fees.

PORTFOLIO MANAGEMENT TEAM

The Adviser uses a team approach to manage the assets of each fund. The portfolio team is jointly and primarily responsible for the day-to-day management of the fund's portfolios. The Sub-adviser uses a team approach to manage the Real Estate Fund. Mr. Ned Goodman and Ms. Anne MacLean lead the team. Mr. Goodman, Chartered Financial Analyst, has more than thirty years of investment experience. Since 1979, Mr. Goodman has served as chairman, president and chief executive officer of Goodman & Company, an adviser to investment companies operating in Canada. Ms. MacLean, Chartered Financial Analyst, has been a Goodman & Company portfolio manager and partner responsible for U.S., Latin American and real estate equities since January 1995. From January 1987 to November 1994, Ms. MacLean was a portfolio manager with Gluskin Sheff & Associates.

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

COMMON INVESTMENT PRACTICES AND RELATED RISKS

ILLIQUID AND RESTRICTED SECURITIES

The Gold Shares, World Gold and Global Resources Funds may invest up to 10% of net assets (15% in the case of the China Region Fund) in illiquid securities. Illiquid securities are those securities which cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet.

The gold and natural resources and the equity funds may make direct equity investments. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before a fund can liquidate these securities. In addition to financial and business risks, issuers whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed. For additional risks see "Small Companies" on page 36.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements. A repurchase agreement is a transaction in which a fund purchases a security from a commercial bank or recognized securities dealer and has a simultaneous commitment to sell it back at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the original purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

In effect, a repurchase agreement is a loan by a fund collateralized with securities, usually securities issued by the U.S. Treasury or a government agency. The repurchase agreements entered into by each government money market fund are collateralized with cash and securities of the type in which that fund may otherwise invest.

Repurchase  agreements  carry  several  risks,   including  the  risk  that  the
counterparty defaults on its obligations. For example, if the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

SECURITIES LENDING

Each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. When lending securities, a fund will receive cash or high-quality liquid securities as collateral for the loan. Each fund, except the government money market funds, may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. The government money market funds may invest cash collateral in repurchase agreements collateralized by obligations in which each fund may normally invest. Under the terms of the funds' current securities lending agreements, the funds' lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

A failure by a borrower to return the loaned securities when due could result in a loss to the fund if the value of the collateral is less than the value of the loaned securities at the time of the default. In addition, a fund could incur liability to the borrower if the value of any securities purchased with cash collateral decreases during the term of the loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each fund may purchase securities on a when-issued or delayed-delivery basis. This means the fund purchases securities for delivery at a later date and at a stated price or yield. There is a risk that the market price at the time of delivery may be lower than the agreed upon purchase price. In that case, the fund could suffer an unrealized loss at the time of delivery.

TEMPORARY INVESTMENTS

The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline or other adverse conditions. Under these circumstances, each fund may invest up to 100% of its assets in:

     * U.S. government securities, short-term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars, or any other freely convertible currency; or

     *    repurchase agreements.

In addition, the China Region Fund may invest in money market investments, deposits or other investment grade short-term investments in the local China region currencies as may be appropriate at the time.

When the funds are in a defensive investment position, they may not achieve their investment objective.

BORROWING

As a fundamental policy, each fund may borrow up to 5% of its total assets from a bank for temporary or emergency purposes. The Gold Shares Fund, World Gold Fund, China Region Fund and All American Fund may borrow up to

33 1/3% of their total assets (including the amount borrowed) less liabilities (other than borrowings). This borrowing is intended to be only a temporary solution until securities can be sold in an orderly way. To the extent that a fund borrows money before selling securities, the fund may be leveraged. At such times, the fund may appreciate or depreciate more rapidly than an unleveraged portfolio. Each fund will repay any money borrowed in excess of 5% of the value of its total assets before purchasing additional portfolio securities.

FOREIGN SECURITIES

Since the gold and natural resources funds and the equity funds may invest in foreign securities, they may be subject to greater risks than when investing in U.S. securities. The risks of investing in foreign securities are generally greater when they involve emerging markets. These risks include:

CURRENCY RISK

The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When the fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

POLITICAL, SOCIAL AND ECONOMIC RISK

Foreign investments may be subject to heightened political, social and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

REGULATORY RISK

There may be less government supervision of foreign securities markets. As a result, foreign companies may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

MARKET RISK

Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

TRANSACTION COSTS

Costs of buying,  selling and holding foreign securities,  including  brokerage,
tax  and  custody  costs,   may  be  higher  than  those  involved  in  domestic
transactions.

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

The Gold Shares Fund may have significant investments in South African issuers. The unstable political and social conditions in South Africa and the unsettled political conditions in neighboring countries may have disruptive effects on the market prices of the investments of the Gold Shares Fund and may impair its ability to hold investments in South African issuers.

The gold and natural resources funds and the equity funds may invest in sponsored or unsponsored American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) representing shares of companies in foreign countries. ADRs are depositary receipts typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. Foreign banks or trust companies typically issue GDRs, although U.S. banks or trust companies may issue them also. They evidence ownership of underlying securities issued by a foreign or a United States corporation.

CONVERTIBLE SECURITIES

The gold and natural resources funds and the equity funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with a typical fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

SMALL COMPANIES

The gold and natural resources funds and the equity funds may invest in small companies for which it is difficult to obtain reliable information and financial data. The securities of these smaller companies may not be readily marketable, making it difficult to dispose of shares when it may otherwise be advisable. In addition, certain issuers in which a fund may invest may face difficulties in obtaining the capital necessary to continue in operation and may become insolvent, which may result in a complete loss of the fund's investment in such issuers.

DERIVATIVE SECURITIES

The gold and natural resources funds and the equity funds may, but are not required to, invest in derivative securities, which include purchasing and selling exchange-listed and over-the-counter put and call options or LEAPS on securities, equity and fixed-income indexes and other financial instruments. In addition, the Gold Shares, World Gold, China Region and All American Funds may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, or options on currencies or currency futures. The funds may, but are not required to, invest in derivative securities for hedging, risk management or portfolio management purposes. Derivative securities may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the portfolio. The ability of the funds to use derivative securities successfully will depend upon the Adviser's ability to predict pertinent market movements, which cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transaction. The funds will comply with applicable regulatory requirements when investing in derivative securities. For more information on derivative securities and specific fund limitations, see the Statement of Additional Information.

CURRENCY HEDGING

The World Gold, Gold Shares, All American and China Region Funds may, but are not required to, invest in derivative securities in an attempt to hedge a particular fund's foreign securities investments back to the U.S. dollar when, in their judgment, currency movements affecting particular investments are likely to harm performance. Possible losses from changes in currency exchange rates are a primary risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can decline or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's performance even when the Adviser attempts to reduce currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on derivative securities and increased transaction expenses.

PORTFOLIO TURNOVER

The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to a holding period if, in the judgment of the Adviser, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are described in the Financial Highlights section.

INVESTMENTS IN CLOSED-END INVESTMENT COMPANIES

The gold and natural resources funds and the equity funds may invest in the securities of closed-end investment companies with investment policies similar to those of the fund, provided the investments in these securities do not exceed 3% of the total voting stock of any such closed-end investment company, do not individually exceed 5% of the total assets of the fund and do not, in total, exceed 10% of the fund's total assets. The fund will indirectly bear its proportionate share of any management fees paid by investment companies it owns in addition to the advisory fee paid by the fund.

SECURITIES RATINGS

The Adviser will use the ratings provided by independent rating agencies in evaluating the credit quality of a debt security and in determining whether a security qualifies as eligible for purchase under a fund's investment policies. If a security is not rated, the Adviser may determine that the security is comparable in quality to a rated security for purposes of determining eligibility. In the event that an agency downgrades the rating of a security below the quality eligible for purchase by a fund, the fund reserves the right to continue holding the security if the Adviser believes such action is in the best interest of shareholders.

HOW TO BUY SHARES

MINIMUMS

                                                    INITIAL      SUBSEQUENT
                                                 INVESTMENT      INVESTMENT
     -----------------------------               ----------      ----------
     Regular Account                               $5,000            $50
     Regular Money Market Accounts                 $1,000            $50
     ABC Investment Plan(R)                        $  100            $30
     Custodial accounts for minors                 $   50            $50
     Retirement account                              None           None

     Minimum investments may be waived at the discretion of the Adviser.


SEND NEW ACCOUNT APPLICATIONS TO:

Shareholder Services
U.S. Global Investors Funds
P.O. Box 781234
San Antonio, TX 78278-1234

BY MAIL

 * Read this prospectus.

 * Fill out the application if you are opening a new account.

 * Write your check for the amount you want to invest. Make it payable to the fund you are buying.

 * Send the completed application and check in the envelope provided.

 * To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.

BY TELEPHONE

 * We automatically grant all shareholders telephone exchange privileges unless they decline them explicitly in writing.

 * If you have a U.S. Global Investors Funds account, you may purchase additional shares by telephone order.

 * You must pay for them within seven business days.

 * Telephone purchases are not available for money market funds or U.S. Global retirement accounts.

 * Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

BY WIRE

 * Call 1-800-US FUNDS for current wire instructions and a confirmation number.

BY AUTOMATIC INVESTMENT

 * To purchase more shares automatically each month, fill out the ABC Investment Plan(R) form.

 * U.S. Global Investors Funds automatically withdraws monies from your bank account monthly.

 * See details on the application. By Direct Deposit

BY DIRECT DEPOSIT

 * You may buy shares of the money market funds through direct deposit. For more information, call 1-800-US-FUNDS.

IMPORTANT NOTES ABOUT PAYING FOR YOUR SHARES

You may not purchase shares by credit card.

You may not exchange shares purchased by telephone until the fund has received and accepted payment and has posted it to your account.

Checks drawn on foreign banks will not be invested until the collection process is complete.

The funds will cancel unpaid telephone orders, and any decline in price of the shares will be collected from shares of any affiliated funds you own.

If a check or ACH investment is returned unpaid due to insufficient funds, stop payment or other reasons, the funds will charge you $20, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the funds reserve the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire or cashier's check accompanies the investment request.

EFFECTIVE TIME FOR PURCHASE OR REDEMPTION ORDERS

Purchases of shares in the funds require payment by check or wire at the time the order is received except for telephone purchases which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you can sell (redeem) those shares beginning seven calendar days after your check is received by Shareholder Services--you can exchange into other U.S. Global Investors Funds anytime. The fund reserves the right to refuse to honor redemptions if your check has not cleared.

Orders to purchase shares received after 4:00 p.m. Eastern time (3:00 p.m. Eastern time for the Gold Shares Fund and World Gold Fund) or the close of the New York Stock Exchange (NYSE), whichever is earlier, will not become effective until the next business day.

Any expenses charged to the funds for collection procedures will be deducted from the amount invested.

An order to establish a new account will become effective, if accepted, at the time the fund next determines its net asset value (NAV) (see page 45 for determination of NAV) per share after the fund's transfer agent or sub-agent has received:

 * a completed and signed application, and

 * a check or wire transfer for the full amount.

If you already have an account with a fund, your order to purchase shares will become effective at the time the fund next determines NAV after the transfer agent or sub-agent receives and accepts your written request or telephone order or, in the case of a money market fund, after the transfer agent or sub-agent receives and accepts your check or wire transfer.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

All purchases of shares are subject to acceptance by the funds and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES

BY MAIL

 * Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

 * Each registered shareholder must sign your request, with the signature(s) appearing exactly as it does on your account registration.

 * Redemptions of more than $15,000 require a signature guarantee.

 * A signature guarantee may be required for other circumstances. See "Signature Guarantee/Other Documentation" section.

 * Call 1-800-US-FUNDS for additional requirements.

BY TELEPHONE

 * Call 1-800-US-FUNDS.

 * If you have an identically registered account in a U.S. Global Investors money market fund with checkwriting, you may call the fund and direct an exchange of your fund shares into your existing money market fund account. You may then write a check against your money market fund account.

 * For telephone redemptions, see "Signature Guarantee/Other
   Documentation" for limitations.

 * Telephone redemptions are available through our money market funds.

BY CHECK

You may write an unlimited number of checks of any amount out of your Treasury Securities Cash Fund, and you may write an unlimited number of checks for $500 or more out of your Government Securities Savings Fund. All checks are subject to the terms and conditions for checkwriting of the bank identified on the face of the check.

IMPORTANT NOTES ABOUT REDEEMING YOUR SHARES

Generally, we will send payment for your redeemed shares to you within two business days after your redemption request has been received and accepted by a fund.

You may receive payment for redeemed shares via wire. To elect these services, send the fund a written request giving your bank information with signature guarantee for all registered owners. (See "Signature Guarantee/Other Documentation.")

You will be charged $10 for a wire transfer. International wire charges will be higher.

We will usually send a wire transfer the next business day after receipt of your order.

Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to seven business days from the purchase date.

To protect shareholders from the expense burden of excessive trading, the funds charge a trader's fee which is described in the Fees and Expenses table on page 19.

Upon closing your account, you will be charged a $10 account closing fee.

EXCHANGING SHARES

When exchanging shares into other funds in the U.S. Global Investors family of funds:

 * Each account must be registered identically; each must have the same signatures and addresses.

 * You will be charged $5 by the transfer agent for each exchange out of any fund account.

 * Retirement accounts administered by the Adviser or its agents may exchange up to three times per quarter at no charge. (Short-term trading fees may apply.)

 * You may exchange shares using the automated telephone system, speaking to an investment representative, or by mail. Certain restrictions apply to the automated telephone system. Please call 1-800-US-FUNDS for more details.

 * You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

 * Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event to you.

 * Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

 * Exchanges out of a fund may be subject to a trader's fee. See page 19 for details.

 * An exchange order is effective when the exchange request is received by the funds, except that exchanges into and out of the Gold Shares and/or World Gold Funds are not permitted after 3:00 p.m. Eastern time or the close of the NYSE, whichever is earlier. Any exchange order into or out of the Gold Shares and/or World Gold Funds after 3:00 p.m. Eastern time will be effective on the next business day. A shareholder of the Gold Shares Fund or the World Gold Fund, however, may redeem shares at any time until 4:00 p.m. Eastern time (or the close of the NYSE, if earlier).

 * Exchanges into a money market fund may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the money market fund, which could take up to seven days. In general, the funds expect to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS AND EXCHANGES

FUNDS RESERVE CERTAIN RIGHTS

 * To hold redemption proceeds for up to seven days, or longer if permitted by the SEC.

 * To waive investment minimums or account minimum fees.

 * To refuse any application, investment or exchange.

 * To require a signature guarantee or any other documentation.

 * To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners or there is reason to believe a fraudulent or illegal transaction has or may occur.

ACCOUNT MINIMUMS

To reduce its expenses, each fund may redeem the shares in your account if your balance drops below $5,000 (or $1,000 for the money market funds) for any reason other than share value decline. The fund also may deduct a monthly $5 minimum balance fee (or the value of the account if less than $5) from such accounts. Active ABC Investment Plan(R) accounts, retirement accounts and custodial accounts for minors are not subject to these involuntary redemptions and balance fee policies.

You will receive a 30-day written notice before the fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum.

NET ASSET VALUE (NAV) CALCULATION

The price at which you buy, sell or exchange fund shares is the NAV. The NAV of a fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day. For the Gold Shares and World Gold Funds, your request must be received by 3:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.

When the fund calculates its NAV, it values the securities it holds at market value. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at 12:00 noon Eastern time each day.

Certain funds invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the NAV of these funds may change on days when you will not be able to purchase or redeem shares.

SIGNATURE GUARANTEE/OTHER DOCUMENTATION

The funds require signature guarantees to protect you and the funds from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

 * Your redemption request exceeds $15,000.

 * You request that payment be made to a name other than the one on your account registration.

 * You request that payment be mailed to an address other than the one of record with the fund.

 * You change or add information relating to your designated bank.

 * You have changed your address of record within the last 30 days.

You  may  obtain  a  signature   guarantee  from  most  banks,   credit  unions,
broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers and adjutants.

The signature guarantee must appear together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request. Each signature must have a signature guarantee stamp.

Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions call 1-800-US-FUNDS.

OTHER INFORMATION ABOUT YOUR ACCOUNT

The funds take precautions to ensure that telephone transactions are genuine, including recording the transactions, testing shareholder identity and sending written confirmations to shareholders of record. The funds and its service providers are not liable for acting upon instructions that they believe to be genuine if these procedures are followed.

CONFIRMATIONS

After any transaction, you will receive written confirmation including the per share price and the dollar amount and number of shares bought or redeemed.

PURCHASES THROUGH BROKER/DEALERS

You may buy fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums which are not applicable if you buy shares directly from the funds.

ADDITIONAL INVESTOR SERVICES

RETIREMENT PLANS

The funds are offered through a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Each fund in an account will be charged an annual maintenance fee as follows:

     Regular IRA                 $10
     Roth IRA                    $10
     Education IRA               $10
     SEP IRA                     $15
     SIMPLE IRA                  $25
     Profit-sharing plan         $15

The funds offer many other services, such as payroll deductions, custodial accounts and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES

Unless you elect to have your distributions in cash, they will automatically be reinvested in fund shares. The funds generally distribute capital gains, if any, annually in December. The funds generally declare and pay income dividends, if any, as follows:

 * Gold and natural resources funds and the China Region Fund--dividends are declared and paid annually, usually in December.

 * All American and Equity Income Funds--dividends are declared and paid quarterly.

 * Real Estate Fund--dividends are declared and paid semi-annually.

 * Tax-free funds--dividends are declared and paid monthly.

 * Money market funds--all net income is declared and accrued as a daily dividend and paid monthly. Shares of the money market funds are eligible to receive dividends beginning on the first business day after the effective date of the purchase. Shares of the money market funds receive dividends on the day shares are redeemed. However, redemptions by checkwriting draft do not earn dividends on the day shares are redeemed.

TAXES TO YOU

You will generally owe taxes on amounts paid or distributed to you by a fund, whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by a fund for more than a year generally are taxable to you at the long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources generally are taxed as ordinary income.

Each year the fund will send you a statement that will detail the tax status of distributions made to you for that year.

If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem unless you hold your shares in a tax-deferred account, such as an IRA. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

FINANCIAL HIGHLIGHTS

The tables below are intended to show you each fund's financial performance for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in each fund. It assumes that all dividends and capital gains have been reinvested.

PricewaterhouseCoopers LLP has audited this information. PricewaterhouseCoopers' report and the fund's financial statements are included in the annual report, which is available by request.


CHINA REGION OPPORTUNITY FUND

                                     PER SHARE FOR EACH YEAR ENDED JUNE 30,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
                               -------   -------    -------   -------   -------
Net asset value, beginning of
 year                          $  4.09   $  8.60    $  6.43   $  6.67   $  7.75
                               =======   =======    =======   =======   =======
Investment activities
  Net investment income (loss)   (0.03)     0.03       0.05      0.08      0.10
  Net realized and unrealized
   gain (loss)                    1.55     (4.49)      2.15     (0.22)    (1.09)
                               -------   -------    -------   -------   -------
  Total from investment
   activities                     1.52     (4.46)      2.20     (0.14)    (0.99)
                               -------   -------    -------   -------   -------
Distributions
  From net investment income      --       (0.05)     (0.03)    (0.08)    (0.09)
  In excess of net investment
   income                        (0.03)     --         --       (0.02)     --
  From net realized gains         --        --         --        --        --
                               -------   -------    -------   -------   -------
  Total distributions            (0.03)    (0.05)     (0.03)    (0.10)    (0.09)
                               -------   -------    -------   -------   -------
Net asset value, end of year   $  5.58   $  4.09    $  8.60   $  6.43   $  6.67
                               =======   =======    =======   =======   =======
Total return (excluding
 account fees)                  37.50%   (52.06)%    34.38%    (2.07)%  (12.79)%
Ratios/Supplemental data
Net assets, end of year (in
 thousands)                    $29,156   $19,460    $42,099   $20,967   $19,022
Ratios to average net
 assets (a)
  Expenses                        4.41%     2.60%      2.22%     2.15%     1.95%
  Expenses excluding fee
   reimbursements and expense
   reductions                     4.41%     2.60%      2.54%     2.60%     2.51%
  Net investment income (loss)   (1.18)%    0.39%      0.87%     1.24%     1.53%
Portfolio turnover rate             13%       17%        24%       37%       54%


(a) These ratios include fee reimbursements and expenses reductions. Such amounts would decrease the net investment income ratio had such reduction not occurred.

ALL AMERICAN EQUITY FUND

                                      PER SHARE FOR EACH YEAR ENDED JUNE 30,
                                 -----------------------------------------------
                                 1999      1998       1997      1996      1995
                                -------   -------    -------   -------   -------
Net asset value, beginning of
 year                           $ 38.80   $ 31.34    $ 24.55   $ 20.08   $ 19.52
                                =======   =======    =======   =======   =======
Investment activities
  Net investment income            0.26      0.38       0.38      0.41      0.44
  Net realized and unrealized
   gain                            7.10      8.06       7.64      4.44      2.68
                                -------   -------    -------   -------   -------
  Total from investment
   activities                      7.36      8.44       8.02      4.85      3.12
                                -------   -------    -------   -------   -------
Distributions
  From net investment income     (0.25)    (0.37)     (0.43)    (0.38)    (0.39)
  In excess of net investment
   income                        (0.01)    (0.03)      --        --        --
  From net realized gains        (1.12)    (0.58)     (0.80)     --        --
  In excess of net realized
   gains                          --        --         --        --       (2.17)
                                -------   -------    -------   -------   -------
  Total distributions            (1.38)    (0.98)     (1.23)    (0.38)    (2.56)
                                -------   -------    -------   -------   -------
Net asset value, end of year    $ 44.78   $ 38.80    $ 31.34   $ 24.55   $ 20.08
                                =======   =======    =======   =======   =======
Total return (excluding
 account fees)                   19.49%    27.31%     33.68%    24.31%    17.98%
Ratios/Supplemental data
Net assets, end of year (in
 thousands)                     $53,202   $34,671    $25,478   $15,220   $11,931
Ratios to average net
 assets (a)
  Expenses                        1.00%     0.97%      0.67%     0.68%     0.70%
  Expenses excluding fee
   reimbursements
   and expense reductions         1.56%     1.61%      1.81%     1.90%     2.17%
  Net investment income           0.66%     1.03%      1.51%     1.84%     2.33%
Portfolio turnover rate             25%       24%         7%       16%       97%

(a) These ratios include fee reimbursements and expense reductions. Such amounts would decrease the net investment income ratio had such reductions not occurred.


REAL ESTATE FUND

                                      PER SHARE FOR EACH YEAR ENDED JUNE 30,
                                   --------------------------------------------
                                    1999     1998      1997      1996     1995
                                   ------   -------   -------   ------   ------
Net asset value, beginning of
 year                              $13.68   $ 14.22   $ 10.97   $ 9.80   $ 9.86
                                   ======   =======   =======   ======   ======
Investment activities
  Net investment income              0.16      0.27      0.40     0.42     0.23
  Net realized and unrealized
   gain (loss)                      (1.39)     0.03      3.15     1.27    (0.13)
                                   ------   -------   -------   ------   ------
  Total from investment
   activities                       (1.23)     0.30      3.55     1.69     0.10
                                   ------   -------   -------   ------   ------
Distributions
  From net investment income        (0.15)    (0.39)    (0.30)   (0.39)   (0.16)
  In excess of net investment
   income                           (0.02)       --        --       --       --
  From net realized gains           (2.10)    (0.45)       --       --       --
  In excess of net realized gains   (0.85)       --        --       --       --
  Tax return of capital                --        --        --    (0.13)      --
                                   ------   -------   -------   ------   ------
  Total distributions               (3.12)    (0.84)    (0.30)   (0.52)   (0.16)
                                   ------   -------   -------   ------   ------
Net asset value, end of year       $ 9.33   $ 13.68   $ 14.22   $10.97   $ 9.80
                                   ======   =======   =======   ======   ======
Total return (excluding account
 fees)                              (8.44)%    1.39%    32.44%   17.34%    1.09%
Ratios/Supplemental data
Net assets, end of year (in
 thousands)                        $7,070   $11,368   $13,897   $8,220   $9,169
Ratios to average net assets (a)
  Expenses                           3.20%     1.97%     1.80%    2.26%    1.92%
  Expenses excluding fee
   reimbursements and expense
   reductions                        3.21%     2.01%     1.82%    2.27%    1.95%
  Net investment income              1.40%     2.05%     3.19%    3.63%    2.22%
Portfolio turnover rate                54%       95%      118%     108%      48%

(a) These ratios include fee reimbursements and expense reductions. Such amounts would decrease the net investment income ratio had such reductions not occurred.

EQUITY INCOME FUND

                                      PER SHARE FOR EACH YEAR ENDED JUNE 30,
                                   --------------------------------------------
                                     1999      1998     1997     1996      1995
                                   ------   -------   ------   ------   -------
Net asset value, beginning of
 year                              $15.32   $ 14.49   $14.94   $13.35   $ 12.57
                                   ======   =======   ======   ======   =======
Investment activities
  Net investment income              0.17      0.23     0.31     0.35      0.35
  Net realized and unrealized
   gain                              0.72      2.84     1.77     1.84      0.79
                                   ------   -------   ------   ------   -------
  Total from investment
   activities                        0.89      3.07     2.08     2.19      1.14
                                   ------   -------   ------   ------   -------
Distributions
  From net investment income        (0.17)    (0.28)   (0.27)   (0.35)    (0.34)
  In excess of net investment
   income                              --        --       --       --        --
  From net realized gains           (1.45)    (1.96)   (2.26)   (0.25)    (0.02)
  In excess of net realized gains      --        --       --       --        --
                                   ------   -------   ------   ------   -------
  Total distributions               (1.62)    (2.24)   (2.53)   (0.60)    (0.36)
                                   ------   -------   ------   ------   -------
Net asset value, end of year       $14.59   $ 15.32   $14.49   $14.94   $ 13.35
                                   ======   =======   ======   ======   =======
Total return (excluding account
 fees)                               6.50%    23.92%   15.58%   16.60%     9.31%
Ratios/Supplemental data
Net assets, end of year (in
 thousands)                        $9,933   $11,137   $9,615   $9,698   $10,230
Ratios to average net assets (a)
  Expenses                           2.56%     2.14%    2.19%    2.08%     1.98%
  Expenses excluding fee
   reimbursements and expense
   reductions                        2.56%     2.14%    2.20%    2.10%     2.01%
  Net investment income              1.15%     1.54%    2.18%    2.45%     2.59%
Portfolio turnover rate               101%       29%      88%      51%        7%

(a) These ratios include fee reimbursements and expense reductions. Such amounts would decrease the net investment income ratio had such reductions not occurred.

GOLD SHARES FUND

                                     PER SHARE FOR EACH YEAR ENDED JUNE 30,
                               ------------------------------------------------
                                1999     1998 *     1997 *    1996 *    1995 *
                               -------   -------    -------   -------   -------
Net asset value, beginning
 of year                       $  3.79   $  9.40    $ 18.40   $ 21.40   $ 24.80
                               =======   =======    =======   =======   =======
Investment activities
  Net investment income
   (loss)                        (0.11)     0.01       0.40      0.50      0.60
  Net realized and
   unrealized gain (loss)        (0.26)    (5.50)     (8.90)    (3.00)    (3.30)
                               -------   -------    -------   -------   -------
  Total from investment
   activities                    (0.37)    (5.49)     (8.50)    (2.50)    (2.70)
                               -------   -------    -------   -------   -------
Distributions
  From net investment income      --       (0.11)     (0.50)    (0.50)    (0.60)
  In excess of net
   investment income              --       (0.01)      --        --       (0.10)
  From net realized gains         --        --         --        --        --
                               -------   -------    -------   -------   -------
  Total distributions             --       (0.12)     (0.50)    (0.50)    (0.70)
                               -------   -------    -------   -------   -------
Net asset value, end of year   $  3.42   $  3.79    $  9.40   $ 18.40   $ 21.40
                               =======   =======    =======   =======   =======
Total return (excluding
 account fees)                 (9.76)%  (58.83)%   (46.49)%  (11.73)%  (11.21)%
Ratios/Supplemental data
Net assets, end of year (in
 thousands)                   $38,286   $46,251    $79,523   $153,839  $211,171
Ratios to average net
 assets (a)
  Expenses                       5.24%     2.47%      1.80%     1.54%     1.42%
  Expenses excluding fee
   reimbursements and
   expense reductions            5.59%     2.67%      1.84%     1.58%     1.47%
  Net investment income
   (loss)                       (2.88)%    0.53%      2.68%     1.81%     2.47%
Portfolio turnover rate           388%      220%        44%       24%       33%

*    Adjusted to reflect a 1-for-10 reverse stock split as of July 1, 1998

(a) These ratios include fee reimbursements and expense reductions. Such amounts would decrease the net investment income ratio had such reductions not occurred.

WORLD GOLD FUND

                                     PER SHARE FOR EACH YEAR ENDED JUNE 30,
                               ------------------------------------------------
                                1999      1998       1997      1996      1995
                               -------   -------    -------   -------   -------
Net asset value,
 beginning of year             $  9.86   $ 15.95    $ 21.12   $ 15.81   $ 15.63
                               =======   =======    =======   =======   =======


Investment activities
  Net investment income
   (loss)                         0.02     (0.05)     (0.12)    (0.08)    (0.12)
  Net realized and
   unrealized gain
   (loss)                        (2.08)    (5.90)     (3.94)     5.39      0.33
                               -------   -------    -------   -------   -------
  Total from investment
   activities                    (2.06)    (5.95)     (4.06)     5.31      0.21
                               -------   -------    -------   -------   -------
Distributions
  From net investment
   income                        (0.01)     --        (1.11)     --        --
  In excess of net
   investment income              --       (0.14)      --        --       (0.03)
  From net realized
   gains                          --        --         --        --        --
                               -------   -------    -------   -------   -------
  Total distributions            (0.01)    (0.14)     (1.11)     --       (0.03)
                               -------   -------    -------   -------   -------
Net asset value, end
  of year                      $  7.79   $  9.86    $ 15.95   $ 21.12   $ 15.81
                               =======   =======    =======   =======   =======
Total return (excluding
 account fees)                  (20.89)%  (37.41)%   (20.10)%   33.59%     1.36%
Ratios/Supplemental
 data
Net assets, end of year
 (in thousands)                $96,057   $149,759   $187,466  $248,781  $181,473
Ratios to average net
 assets (a)
  Expenses                        2.12%     1.74%      1.52%     1.51%     1.55%
  Expenses excluding
   fee reimbursements
   and expense
   reductions                     2.18%     1.74%      1.54%     1.53%     1.58%
  Net investment income
   (loss)                        0.27%    (0.72)%    (0.60)%   (0.40)%   (0.66)%
Portfolio turnover rate            252%       43%        40%       26%       28%

(a) These ratios include fee reimbursements and expense reductions. Such amounts would decrease the net investment income ratio had such reductions not occurred.

GLOBAL RESOURCES FUND

                                      PER SHARE FOR EACH YEAR ENDED JUNE 30,
                               ------------------------------------------------
                                1999      1998       1997      1996      1995
                               -------   -------    -------   -------   -------
Net asset value, beginning of
 year                          $  4.47   $  7.33    $  6.98   $  5.76   $  5.74
                               =======   =======    =======   =======   =======

Investment activities
  Net investment income (loss)   (0.07)    (0.01)     (0.05)    (0.01)    (0.03)
  Net realized and unrealized
   gain (loss)                   (0.15)    (1.95)      1.34      1.31      0.36
                               -------   -------    -------   -------   -------
  Total from investment
   activities                    (0.22)    (1.96)      1.29      1.30      0.33
                               -------   -------    -------   -------   -------
Distributions
  From net investment income      --        --        (0.04)     --        --
  In excess of net investment
   income                         --        --         --       (0.01)     --
  From net realized gains         --       (0.04)     (0.90)    (0.07)     --
  In excess of net realized
   gain                          (0.24)    (0.86)      --        --       (0.31)
                               -------   -------    -------   -------   -------
  Total distributions            (0.24)    (0.90)     (0.94)    (0.08)    (0.31)
                               -------   -------    -------   -------   -------
Net asset value, end of year   $  4.01   $  4.47    $  7.33   $  6.98   $  5.76
                               =======   =======    =======   =======   =======
Total return (excluding
 account fees)                   (4.12)%  (29.79)%    18.96%    22.80%     5.94%
Ratios/Supplemental data
Net assets, end of year (in
 thousands)                     $16,964   $18,958    $29,983   $24,534   $21,452
Ratios to average net
 assets (a)
  Expenses                        4.34%     2.38%      2.30%     2.57%     2.49%
  Expenses excluding fee
   reimbursements and expense
   reductions                     4.34%     2.42%      2.34%     2.58%     2.51%
  Net investment income (loss)  (1.83)%   (1.51)%    (0.76)%   (0.13)%   (0.60)%
Portfolio turnover rate            153%      192%        52%      117%       50%

(a) These ratios include fee reimbursements and expense reductions.
     Such amounts would decrease the net investment income ratio had such reductions not occurred.

TAX FREE FUND

                                     PER SHARE FOR EACH YEAR ENDED JUNE 30,
                               ------------------------------------------------
                                1999      1998       1997      1996      1995
                               -------   -------    -------   -------   -------
Net asset value, beginning of
 year                          $ 12.20   $ 11.89    $ 11.58   $ 11.55   $ 11.40
                               =======   =======    =======   =======   =======
Investment activities
  Net investment income           0.55      0.57       0.59      0.59      0.64
  Net realized and unrealized
   gain (loss)                   (0.37)     0.33       0.31      0.01      0.18
                               -------   -------    -------   -------   -------
  Total from investment
   activities                     0.18      0.90       0.90      0.60      0.82
                               -------   -------    -------   -------   -------
Distributions
  From net investment income     (0.55)    (0.59)     (0.59)    (0.57)    (0.64)
  In excess of net investment
   income                         --        --         --        --       (0.03)
  From net realized gains        (0.03)     --         --        --        --
                               -------   -------    -------   -------   -------
  Total distributions            (0.58)    (0.59)     (0.59)    (0.57)    (0.67)
                               -------   -------    -------   -------   -------
Net asset value, end of year   $ 11.80   $ 12.20    $ 11.89   $ 11.58   $ 11.55
                               =======   =======    =======   =======   =======
Total return (excluding
 account fees)                   1.39%     7.71%      7.93%     5.25%     7.51%
Ratios/Supplemental data
Net assets, end of year (in
 thousands)                    $24,042   $21,400    $18,327   $19,949   $18,613
Ratios to average net
 assets (a)
  Expenses                       0.70%     0.70%      0.40%     0.36%     0.22%
  Expenses excluding fee
   reimbursements and expense
   reductions                    1.45%     1.45%      1.46%     1.44%     1.49%
  Net investment income          4.54%     4.77%      5.00%     5.06%     5.62%
Portfolio turnover rate            42%       49%        87%       69%       22%

(a) These ratios include fee reimbursements and expense reductions. Such amounts would decrease the net investment income ratio had such reductions not occurred.

NEAR-TERM TAX FREE FUND

                                       PER SHARE FOR EACH YEAR ENDED JUNE 30,
                                     ------------------------------------------
                                      1999     1998     1997     1996     1995
                                     ------   ------   ------   ------   ------
Net asset value, beginning of year   $10.64   $10.49   $10.38   $10.47   $10.39
                                     ======   ======   ======   ======   ======
Investment activities
  Net investment income                0.42     0.43     0.48     0.47     0.45
  Net realized and unrealized gain
   (loss)                             (0.17)    0.19     0.12    (0.09)    0.06
                                     ------   ------   ------   ------   ------
  Total from investment activities     0.25     0.62     0.60     0.38     0.51
                                     ------   ------   ------   ------   ------
Distributions
  From net investment income          (0.42)   (0.47)   (0.49)   (0.47)   (0.43)
  From net realized gains                --       --       --       --       --
                                     ------   ------   ------   ------   ------
  Total distributions                 (0.42)   (0.47)   (0.49)   (0.47)   (0.43)
                                     ------   ------   ------   ------   ------
Net asset value, end of year         $10.47   $10.64   $10.49   $10.38   $10.47
                                     ======   ======   ======   ======   ======
Total return (excluding account
 fees)                                 2.35%    6.02%    5.85%    3.68%    5.02%
Ratios/Supplemental data
Net assets, end of year (in
 thousands)                          $7,411   $8,061   $7,360   $6,545   $7,128
Ratios to average net assets (a)
  Expenses                             0.70%    0.70%    0.40%    0.52%    0.20%
  Expenses excluding fee
   reimbursements and expense
   reductions                          2.25%    1.83%    1.92%    1.75%    1.62%
  Net investment income                3.93%    4.12%    4.67%    4.41%    4.25%
Portfolio turnover rate                  38%      39%     103%      83%      53%

(a) These ratios include fee reimbursements and expense reductions. Such amounts would decrease the net investment income ratio had such reductions not occurred.

U.S. GOVERNMENT SECURITIES SAVINGS FUND

                                   PER SHARE FOR EACH YEAR ENDED JUNE 30,
                           ----------------------------------------------------
                             1999       1998       1997       1996       1995
                           --------   --------   --------   --------   --------
Net asset value,
 beginning of year         $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ========   ========   ========   ========   ========
Investment activities
  Net investment income        0.05       0.05       0.05       0.05       0.05
  Net realized and
   unrealized gain (loss)        --         --         --         --      (0.01)
                           --------   --------   --------   --------   --------
  Total from investment
   activities                  0.05       0.05       0.05       0.05       0.04
                           --------   --------   --------   --------   --------
Distributions
  From net investment
   income                     (0.05)     (0.05)     (0.05)     (0.05)     (0.05)
  From net realized gains        --         --         --         --         --
                           --------   --------   --------   --------   --------
  Total distributions         (0.05)     (0.05)     (0.05)     (0.05)     (0.05)
Capital contribution by
 manager                         --         --         --         --       0.01
                           --------   --------   --------   --------   --------
Net asset value, end of
 year                      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ========   ========   ========   ========   ========
Total return (excluding
 account fees)              4.90%      5.38%      5.27%      5.34%      5.09 (b)
Ratios/Supplemental data
Net assets, end of year
 (in thousands)            $790,148   $761,518   $691,769   $588,409   $529,372
Ratios to average net
 assets (a)
  Expenses                     0.31%      0.31%      0.29%      0.26%      0.23%
  Expenses excluding fee
   reimbursements and
   expense reductions          0.61%      0.67%      0.70%      0.71%      0.68%
Net investment income          4.78%      5.25%      5.13%      5.28%      5.03%

(a) These ratios include fee reimbursements and expense reductions. Such amounts would decrease the net investment income ratio had such reductions not occurred.

(b) Total return includes the effect of a voluntary capital contribution by the adviser; otherwise, the return would have been 4.19%.

U.S. TREASURY SECURITIES CASH FUND

                                  PER SHARE FOR EACH YEAR ENDED JUNE 30,
                           ----------------------------------------------------
                             1999       1998       1997       1996       1995
                           --------   --------   --------   --------   --------
Net asset value,
 beginning of year         $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ========   ========   ========   ========   ========
Investment activities
  Net investment income        0.04       0.04       0.04       0.04       0.04
  Net realized and
   unrealized gain               --         --         --         --         --
                           --------   --------   --------   --------   --------
  Total from investment
   activities                  0.04       0.04       0.04       0.04       0.04
                           --------   --------   --------   --------   --------
Distributions
  From net investment
   income                     (0.04)     (0.04)     (0.04)     (0.04)     (0.04)
  From net realized gains        --         --         --         --         --
                           --------   --------   --------   --------   --------
  Total distributions         (0.04)     (0.04)     (0.04)     (0.04)     (0.04)
                           --------   --------   --------   --------   --------
Net asset value, end of
 year                      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ========   ========   ========   ========   ========
Total return (excluding
 account fees)                 3.92%      4.55%      4.35%      4.54%      4.43%
Ratios/Supplemental data
Net assets, end of year
 (in thousands)            $155,767   $149,421   $231,882   $188,844   $190,373
Ratios to average net
 assets (a)
  Expenses                     1.01%      0.96%      1.04%      1.03%      0.97%
  Expenses excluding fee
   reimbursements and
   expense reductions          1.01%      0.96%      1.04%      1.03%      0.97%
  Net investment income        3.87%      4.37%      4.22%      4.42%      4.32%

(a) These ratios include fee reimbursements and expense reductions. Such amounts would decrease the net investment income ratio had such reductions not occurred.

APPENDIX

The following compares the performance information for the fiscal year ended June 30, 1999 for the following funds. Past performance is not predictive of future results.


CHINA REGION OPPORTUNITY FUND

[GRAPHIC: Linear graph plotted from data in table below]

                                               MORGAN STANLEY      INTERNATIONAL
             CHINA REGION      HANG SENG      CAPITAL FAR EAST       FINANCE
  DATE     OPPORTUNITY FUND    100 INDEX       EX JAPAN INDEX       CORPORATION
--------   ----------------    ----------     ----------------     -------------
02/09/94      $10,000.00       $10,000.00        $10,000.00         $10,000.00
02/28/94       $9,465.73        $9,062.60         $9,420.94          $9,499.49
03/31/94       $8,155.24        $7,860.97         $8,513.20          $7,780.03
04/29/94       $8,094.61        $7,805.39         $8,953.16          $7,383.05
05/31/94       $8,417.99        $8,316.83         $9,265.82          $7,811.94
06/30/94       $7,852.07        $7,624.61         $8,985.82          $6,846.73
07/29/94       $8,267.47        $8,255.24         $9,550.97          $7,713.08
08/31/94       $8,774.06        $8,644.01        $10,206.22          $8,243.17
09/30/94       $8,834.85        $8,288.69        $10,319.01          $8,451.00
10/31/94       $8,662.41        $8,397.52        $10,284.54          $8,348.25
11/30/94       $7,698.79        $7,370.28         $9,486.56          $7,095.04
12/30/94       $7,191.63        $7,130.69         $9,466.60          $6,089.36
01/31/95       $6,430.88        $6,392.13         $8,440.33          $5,174.75
02/28/95       $6,735.18        $7,249.51         $9,004.26          $5,760.10
03/31/95       $6,714.89        $7,476.02         $9,112.21          $5,854.28
04/28/95       $6,441.02        $7,278.68         $8,876.96          $5,129.60
05/31/95       $7,019.19        $8,189.57         $9,512.87          $5,897.87
06/30/95       $6,846.75        $8,014.73         $9,350.79          $5,744.53
07/31/95       $7,072.58        $8,229.65         $9,405.82          $6,006.85
08/31/95       $6,990.46        $7,991.51         $8,901.45          $5,728.96
09/29/95       $6,939.14        $8,397.60         $9,159.17          $5,605.20
10/31/95       $6,692.41        $8,516.04         $9,004.26          $5,291.51
11/30/95       $6,312.05        $8,542.98         $8,778.26          $4,786.33
12/29/95       $6,178.40        $8,769.37         $9,132.56          $4,534.13
01/31/96       $6,642.56        $9,889.16         $9,552.51          $4,977.82
02/29/96       $6,766.33        $9,685.44         $9,522.45          $5,304.74
03/29/96       $6,580.67        $9,538.77         $9,676.82          $5,025.30
04/30/96       $6,549.73        $9,545.15        $10,378.13          $4,962.25
05/31/96       $6,621.93        $9,806.49        $10,098.55          $5,097.69
06/28/96       $6,704.44        $9,594.22        $10,017.42          $5,109.36
07/31/96       $6,621.03        $9,298.69         $9,301.38          $4,970.81
08/30/96       $6,631.46        $9,714.46         $9,531.89          $5,142.06
09/30/96       $6,662.74       $10,361.63         $9,748.75          $5,120.26
10/31/96       $6,683.69       $10,862.31         $9,542.98          $5,071.22
11/29/96       $7,207.49       $11,660.06        $10,006.08          $5,548.38
12/31/96       $7,898.91       $11,710.13         $9,884.19          $6,389.04
01/31/97       $7,877.95       $11,597.25        $10,040.55          $6,333.00
02/28/97       $8,097.95       $11,664.23        $10,124.40          $6,430.29
03/31/97       $7,982.71       $10,911.72         $9,644.43          $6,302.64
04/30/97       $8,454.13       $11,232.94         $9,490.61          $7,219.58
05/30/97       $8,894.13       $12,847.38         $9,858.70          $7,121.51
06/30/97       $9,009.36       $13,229.53        $10,194.13          $7,205.57
07/31/97       $9,679.83       $14,247.13        $10,267.42          $8,320.23
08/29/97       $9,795.06       $12,305.41         $8,743.16          $9,643.50
09/30/97       $9,239.83       $13,101.14         $8,472.11          $7,651.59
10/31/97       $7,018.92        $9,248.51         $6,396.00          $6,274.62
11/28/97       $6,337.98        $9,164.19         $6,016.54          $4,963.03
12/31/97       $6,125.32        $9,334.68         $5,726.47          $4,863.39
01/30/98       $4,784.09        $8,054.62         $5,343.62          $3,457.62
02/27/98       $6,114.76        $9,994.49         $6,498.62          $4,755.97
03/31/98       $6,114.76       $10,027.56         $6,331.38          $4,464.86
04/30/98       $5,618.40        $9,039.49         $5,706.57          $3,914.53
05/29/98       $4,984.74        $7,777.96         $4,852.59          $3,614.85
06/30/98       $4,319.41        $7,437.18         $4,360.16          $3,234.22
07/31/98       $3,654.07        $6,908.84         $4,277.01          $2,512.65
08/31/98       $3,009.85        $6,333.27         $3,593.06          $1,952.21
09/30/98       $3,654.07        $6,862.93         $3,935.11          $2,601.39
10/30/98       $4,150.43        $8,840.36         $4,889.93          $2,583.48
11/30/98       $4,277.16        $9,055.72         $5,284.21          $2,621.62
12/31/98       $4,087.07        $8,747.77         $5,316.44          $2,388.11
01/29/99       $3,576.18        $8,276.21         $5,175.38          $2,084.53
02/26/99       $3,554.90        $8,582.29         $5,174.08          $2,102.44
03/31/99       $3,938.06        $9,525.71         $5,680.87          $2,204.41
04/30/99       $4,757.60       $11,607.19         $6,876.81          $2,833.35
05/28/99       $4,640.52       $10,574.65         $6,719.57          $2,755.51
06/30/99       $5,939.02       $11,780.37         $7,900.34          $3,770.53

     AVERAGE ANNUAL
     PERFORMANCE                       INCEPTION    FIVE YEAR    ONE YEAR
     ----------------------            ---------    ---------    --------
     CHINA REGION
      OPPORTUNITY FUND
      (Inception 2/10/94)                (9.22)%      (5.43)%      37.50%
     Hang Seng 100 Index                  3.07%        9.09%       58.40%
     Morgan Stanley
      Capital Far East ex
      Japan Index                        (4.26)%      (2.54)%      81.19%
     International Finance
      Corporation China
      Index                             (16.49)%     (11.25)%      16.58%

     The Hang Seng 100 Index is a capitalization-weighted index. The index is comprised of the 100 highest companies in terms of market capitalization and turnover, listed on The Stock Exchange of Hong Kong Limited. The Morgan Stanley Capital Far East ex Japan Index is one index in a series representing both the developed and the emerging markets for a particular region. The International Finance Corporation China Index is one global index in a series representing a large part of the market and shows trends in the markets from the perspective of local investors.

GOLD SHARES FUND

[GRAPHIC: Linear graph plotted from data in table below]

                                    FINANCIAL
                                      TIMES
                                    GOLD MINES    JOHANNESBURG
                                     INDEX          ALL GOLD        S&P 500
      DATE     GOLD SHARES FUND    FROM 1/31/97      INDEX           INDEX
    --------   ----------------    ------------   ------------     ----------
     6/30/89      $10,000.00                       $10,000.00      $10,000.00
     7/31/89      $10,212.20                       $10,997.79      $10,902.10
     8/31/89      $10,132.63                       $10,379.61      $11,114.52
     9/29/89      $11,087.53                       $11,243.68      $11,069.26
    10/31/89      $11,167.11                       $12,245.43      $10,812.56
    11/30/89      $13,183.02                       $14,251.32      $11,032.17
    12/29/89      $14,403.18                       $14,635.24      $11,296.73
    01/31/90      $15,786.54                       $15,588.83      $10,538.75
    02/28/90      $13,589.44                       $13,721.42      $10,674.25
    03/30/90      $12,640.08                       $13,538.27      $10,956.89
    04/30/90      $11,283.85                       $11,942.83      $10,683.95
    05/31/90      $11,555.10                       $11,190.88      $11,723.57
    06/29/90      $10,551.48                       $10,477.91      $11,644.54
    07/31/90      $11,159.16                       $11,089.73      $11,607.33
    08/31/90      $11,021.05                       $11,960.14      $10,559.43
    09/28/90      $10,496.24                       $11,418.06      $10,046.29
    10/31/90       $9,778.08                       $10,273.03      $10,003.81
    11/30/90       $9,391.37                        $9,187.74      $10,649.19
    12/31/90       $9,474.24                        $8,582.04      $10,945.54
    01/31/91       $8,427.83                        $7,826.04      $11,421.03
    02/28/91       $9,134.86                        $7,594.89      $12,236.80
    03/28/91       $8,371.27                        $6,509.86      $12,532.83
    04/30/91       $8,569.24                        $6,871.79      $12,562.62
    05/31/91       $9,615.65                        $7,985.24      $13,102.71
    06/28/91      $10,152.99                        $8,696.50      $12,502.88
    07/31/91       $9,811.71                        $8,451.35      $13,085.15
    08/30/91       $8,105.33                        $6,853.38      $13,394.25
    09/30/91       $8,588.80                        $7,376.82      $13,170.01
    10/31/91       $8,873.20                        $7,598.45      $13,346.68
    11/29/91       $9,271.36                        $8,048.00      $12,810.38
    12/31/91       $7,991.57                        $7,533.35      $14,272.98
    01/31/92       $7,962.51        $10,000.00      $8,326.25      $14,007.33
    02/28/92       $7,177.88         $9,504.15      $7,901.15      $14,188.66
    03/31/92       $7,061.64         $8,900.85      $7,203.82      $13,913.03
    04/30/92       $6,567.62         $8,398.20      $6,416.68      $14,321.10
    05/29/92       $7,003.52         $8,899.56      $7,047.17      $14,391.12
    06/30/92       $6,451.38         $9,123.62      $7,224.23      $14,177.10
    07/31/92       $6,128.81         $9,367.35      $7,061.47      $14,755.80
    08/31/92       $5,600.97         $8,818.10      $6,238.24      $14,454.36
    09/30/92       $5,043.80         $8,475.29      $5,834.92      $14,624.27
    10/30/92       $4,340.02         $7,710.15      $5,040.35      $14,674.47
    11/30/92       $4,046.77         $6,963.90      $5,206.78      $15,172.77
    12/31/92       $3,929.47         $7,158.25      $4,780.09      $15,358.91
    01/29/93       $4,139.45         $7,278.29      $5,363.22      $15,487.19
    02/26/93       $4,499.40         $8,111.58      $5,651.12      $15,698.19
    03/31/93       $5,339.29         $9,500.14      $6,933.51      $16,029.20
    04/30/93       $6,209.17        $11,110.67      $8,441.01      $15,641.77
    05/28/93       $7,409.01        $13,158.72     $10,595.06      $16,059.15
    06/30/93       $7,528.99        $13,664.95     $10,447.68      $16,106.02
    07/30/93       $8,557.05        $15,456.59     $11,345.20      $16,041.17
    08/31/93       $7,014.97        $13,506.32      $9,444.66      $16,648.48
    09/30/93       $6,682.36        $12,083.34      $8,019.53      $16,520.81
    10/29/93       $7,498.76        $14,147.78      $9,550.15      $16,862.33
    11/30/93       $7,438.28        $13,832.10      $9,932.85      $16,701.61
    12/31/93       $8,798.94        $15,978.00     $11,585.56      $16,903.53
    01/31/94       $7,912.94        $15,494.17     $10,346.86      $17,477.66
    02/28/94       $7,424.11        $14,481.78     $10,501.64      $17,003.71
    03/31/94       $7,332.45        $14,570.18     $10,569.31      $16,263.82
    04/29/94       $7,546.32        $13,575.12     $10,382.11      $16,472.18
    05/31/94       $7,301.90        $13,990.51      $9,650.02      $16,741.45
    06/30/94       $7,668.52        $13,671.75     $10,447.59      $16,331.77
    07/29/94       $7,946.82        $14,040.62     $10,625.07      $16,867.67
    08/31/94       $8,812.62        $14,906.12     $11,656.30      $17,557.64
    09/30/94       $9,863.95        $16,637.63     $12,508.02      $17,128.64
    10/31/94       $9,338.28        $15,432.54     $11,614.03      $17,512.90
    11/30/94       $8,163.27        $13,524.51     $10,155.07      $16,875.90
    12/30/94       $8,565.25        $14,143.19     $10,432.77      $17,125.90
    01/31/95       $6,557.28        $11,724.57      $7,797.04      $17,569.72
    02/28/95       $6,933.77        $12,387.42      $7,740.03      $18,253.77
    03/31/95       $7,247.52        $13,814.13      $7,508.47      $18,791.54
    04/28/95       $6,902.40        $13,810.41      $7,364.37      $19,344.47
    05/31/95       $6,714.15        $13,608.54      $6,888.66      $20,116.46
    06/30/95       $6,808.27        $13,797.52      $7,234.13      $20,582.90
    07/31/95       $7,349.12        $13,958.58      $7,595.85      $21,265.16
    08/31/95       $7,317.30        $14,119.64      $7,651.55      $21,318.25
    09/29/95       $7,253.67        $14,214.13      $7,576.46      $22,217.41
    10/31/95       $6,140.17        $12,332.94      $6,367.50      $22,138.03
    11/30/95       $6,203.80        $13,509.76      $6,472.84      $23,108.75
    12/29/95       $6,267.43        $13,696.59      $6,735.25      $23,553.89
    01/31/96       $7,656.60        $16,504.77      $8,502.67      $24,354.62
    02/29/96       $7,430.46        $16,751.73      $8,434.49      $24,581.19
    03/29/96       $7,010.47        $16,707.35      $8,181.12      $24,817.86
    04/30/96       $7,042.78        $16,654.38      $8,209.73      $25,183.42
    05/31/96       $7,236.62        $17,014.44      $8,439.75      $25,831.78
    06/28/96       $6,008.98        $14,435.32      $7,266.07      $25,930.26
    07/31/96       $5,943.66        $14,285.71      $7,180.32      $24,785.30
    08/30/96       $5,911.01        $14,541.26      $7,277.52      $25,308.89
    09/30/96       $5,388.49        $13,255.64      $6,659.09      $26,732.07
    10/31/96       $5,290.51        $13,441.04      $6,745.85      $27,469.07
    11/29/96       $4,931.28        $13,401.67      $6,047.47      $29,543.57
    12/31/96       $4,670.02        $13,053.06      $5,884.84      $28,958.34
    01/31/97       $4,203.02        $12,156.85      $5,402.37      $30,766.54
    02/28/97       $4,803.45        $13,653.64      $6,384.82      $31,008.09
    03/31/97       $4,136.30        $11,717.34      $5,381.08      $29,736.39
    04/30/97       $3,802.73        $10,512.60      $4,878.21      $31,510.04
    05/30/97       $3,869.45        $11,237.02      $4,801.71      $33,427.05
    06/30/97       $3,215.64         $9,970.01      $3,888.33      $34,923.75
    07/31/97       $3,284.06        $10,122.48      $3,891.61      $37,701.03
    08/29/97       $3,318.27        $10,106.73      $3,958.50      $35,590.54
    09/30/97       $3,249.85        $10,916.33      $4,019.20      $37,538.61
    10/31/97       $2,531.46         $8,887.68      $3,404.43      $36,286.33
    11/28/97       $1,949.91         $6,998.05      $2,736.86      $37,964.72
    12/31/97       $1,990.96         $7,574.86      $3,010.97      $38,616.25
    01/30/98       $1,990.96         $8,001.49      $3,261.57      $39,042.95
    02/27/98       $1,816.32         $7,709.43      $2,892.46      $41,857.26
    03/31/98       $1,851.25         $8,196.91      $2,952.27      $43,998.99
    04/30/98       $1,956.03         $9,294.27      $3,902.63      $44,441.43
    05/29/98       $1,571.81         $7,781.73      $3,310.54      $43,678.60
    06/30/98       $1,323.82         $7,114.30      $2,706.85      $45,451.50
    07/31/98       $1,334.29         $6,446.93      $2,722.53      $44,968.75
    08/31/98       $1,026.92         $5,022.08      $2,228.81      $38,473.88
    09/30/98       $1,432.10         $7,880.51      $3,412.01      $40,938.67
    10/30/98       $1,400.66         $7,967.85      $3,456.12      $44,265.70
    11/30/98       $1,313.34         $7,552.67      $3,348.34      $46,947.45
    12/31/98       $1,334.29         $6,689.31      $2,707.52      $49,651.02
    01/29/99       $1,274.91         $6,672.56      $2,820.48      $51,726.48
    02/26/99       $1,246.97         $6,237.91      $2,500.33      $50,119.11
    03/31/99       $1,239.99         $6,220.52      $2,701.23      $52,123.79
    04/30/99       $1,379.70         $7,286.38      $2,737.00      $54,142.26
    05/28/99       $1,163.14         $5,929.32      $2,692.68      $52,865.56
    06/30/99       $1,194.58         $6,335.41      $2,768.76      $55,797.12

     AVERAGE ANNUAL
     PERFORMANCE                       INCEPTION    FIVE YEAR    ONE YEAR
     ----------------------            ---------    ---------    --------
     GOLD SHARES FUND                  (19.14)%     (31.06)%      (9.76)%
     Financial Times Gold
      Mines Index                           n/a     (14.26)%     (10.95)%
     Johannesburg All Gold
      Index                            (12.05)%     (23.33)%        2.29%
     S&P 500 Index                       18.76%       27.85%       22.76%

     The Financial Times Gold Mines Index is a market capitalization-weighted total return index of the leading North American, Australian and African gold mining companies. The Johannesburg All Gold Index is a capitalization-weighted index of all domestic gold stocks traded on the Johannesburg Stock Exchange. The S&P 500 Stock Index is a widely recognized index of common stock prices in U.S. companies.

WORLD GOLD FUND

[GRAPHIC: Linear graph plotted from data in table below]

                              TORONTO STOCK        PHILADELPHIA
                              EXCHANGE GOLD       STOCK EXCHANGE
                                & PRECIOUS        GOLD & SILVER        S&P 500
  DATE     WORLD GOLD FUND    MINERALS INDEX          INDEX             INDEX
--------   ---------------    --------------      ---------------     ----------
 6/30/89     $10,000.00         $10,000.00           $10,000.00       $10,000.00
 7/31/89     $10,427.35         $10,512.56           $10,324.53       $10,902.10
 8/31/89     $10,769.23         $10,939.36           $11,048.25       $11,114.52
 9/29/89     $10,940.17         $11,088.54           $11,228.91       $11,069.26
10/31/89     $10,940.17         $11,429.46           $11,409.56       $10,812.56
11/30/89     $12,478.63         $13,218.77           $12,912.16       $11,032.17
12/29/89     $12,051.28         $12,924.72           $12,973.82       $11,296.73
 1/31/90     $12,309.52         $13,631.25           $14,093.47       $10,538.75
 2/28/90     $11,706.96         $12,589.99           $13,059.28       $10,674.25
 3/30/90     $10,932.23         $12,159.26           $12,192.77       $10,956.89
 4/30/90      $9,554.95         $10,567.39           $10,760.49       $10,683.95
 5/31/90      $9,985.35         $11,457.75           $11,615.10       $11,723.57
 6/29/90      $9,296.70         $10,864.92           $10,974.69       $11,644.54
07/31/90      $9,899.27         $11,709.83           $11,786.02       $11,607.33
08/31/90      $9,727.11         $11,687.42           $11,688.66       $10,559.43
09/28/90      $9,641.03         $11,645.74           $11,720.03       $10,046.29
10/31/90      $8,031.32          $9,768.24            $9,712.25       $10,003.81
11/30/90      $7,996.89          $9,517.12            $9,221.12       $10,649.19
12/31/90      $8,694.14         $10,416.28           $10,497.62       $10,945.54
01/31/91      $7,497.62          $8,735.68            $8,687.80       $11,421.03
02/28/91      $7,919.41          $9,529.96            $9,303.33       $12,236.80
03/28/91      $7,867.77          $9,529.96            $9,118.35       $12,532.83
04/30/91      $7,704.21          $8,969.96            $8,715.92       $12,562.62
05/31/91      $8,048.53          $9,266.38            $8,905.24       $13,102.71
06/28/91      $8,642.49          $9,802.19            $9,753.35       $12,502.88
07/31/91      $8,668.32          $9,732.40            $9,514.28       $13,085.15
08/30/91      $7,807.51          $8,697.49            $8,211.81       $13,394.25
09/30/91      $7,928.02          $8,557.75            $8,527.69       $13,170.01
10/31/91      $8,728.57          $9,400.53            $8,967.98       $13,346.68
11/29/91      $8,780.22          $9,480.25            $9,101.04       $12,810.38
12/31/91      $8,401.47          $9,089.21            $8,739.72       $14,272.98
01/31/92      $8,608.06          $9,006.16            $9,036.13       $14,007.33
02/28/92      $8,487.55          $8,752.89            $8,805.71       $14,188.66
03/31/92      $7,893.59          $8,088.47            $7,793.16       $13,913.03
04/30/92      $7,144.69          $7,767.90            $7,564.91       $14,321.10
05/29/92      $7,704.21          $8,402.98            $8,115.53       $14,391.12
06/30/92      $8,177.66          $8,732.00            $8,494.16       $14,177.10
07/31/92      $8,642.49          $9,567.71            $8,938.77       $14,755.80
08/31/92      $8,435.90          $9,565.69            $8,532.02       $14,454.36
09/30/92      $8,435.90          $9,404.54            $8,702.94       $14,624.27
10/30/92      $8,091.58          $9,254.53            $8,179.36       $14,674.47
11/30/92      $7,454.58          $8,315.25            $7,119.21       $15,172.77
12/31/92      $8,005.49          $8,897.45            $7,713.11       $15,358.91
01/29/93      $7,626.74          $8,756.97            $7,737.99       $15,487.19
02/26/93      $8,246.52          $9,923.12            $8,219.39       $15,698.19
03/31/93      $9,202.01         $11,119.88            $9,392.04       $16,029.20
04/30/93     $10,544.87         $12,952.26           $10,689.10       $15,641.77
05/28/93     $11,965.20         $14,521.84           $12,019.69       $16,059.15
06/30/93     $12,559.16         $15,722.05           $12,596.28       $16,106.02
07/30/93     $14,934.98         $17,026.28           $13,944.18       $16,041.17
08/31/93     $13,747.07         $15,709.44           $12,750.97       $16,648.48
09/30/93     $12,025.46         $13,743.22           $11,262.44       $16,520.81
10/29/93     $14,005.31         $16,440.42           $13,354.61       $16,862.33
11/30/93     $13,747.07         $16,241.41           $12,841.84       $16,701.61
12/31/93     $15,193.22         $17,545.54           $14,269.80       $16,903.53
01/31/94     $15,718.32         $17,712.25           $14,262.22       $17,477.66
02/28/94     $14,900.55         $16,555.36           $13,889.01       $17,003.71
03/31/94     $14,926.37         $16,946.79           $14,463.44       $16,263.82
04/29/94     $13,729.85         $14,978.71           $12,378.84       $16,472.18
05/31/94     $14,384.07         $16,094.99           $13,016.01       $16,741.45
06/30/94     $13,454.40         $15,047.24           $12,467.55       $16,331.77
07/29/94     $13,471.61         $14,968.73           $12,088.92       $16,867.67
08/30/94     $13,858.97         $15,716.66           $12,821.29       $17,557.64
09/30/94     $14,934.98         $17,815.31           $14,304.41       $17,128.64
10/31/94     $14,117.22         $16,101.14           $12,701.21       $17,512.90
11/30/94     $12,335.35         $13,929.95           $11,109.91       $16,875.90
12/30/94     $12,619.41         $14,943.14           $11,827.13       $17,125.90
01/31/95     $11,291.05         $13,086.14           $10,534.40       $17,569.72
02/28/95     $11,532.57         $14,013.62           $11,232.15       $18,253.77
03/31/95     $12,860.93         $15,902.36           $13,194.50       $18,791.54
04/28/95     $13,214.59         $15,957.00           $12,649.29       $19,344.47
05/31/95     $13,188.71         $16,646.68           $12,981.39       $20,116.46
06/30/95     $13,637.25         $16,776.20           $13,001.95       $20,582.90
07/31/95     $14,232.42         $16,746.97           $12,840.76       $21,265.16
08/31/95     $14,620.58         $17,067.37           $13,269.15       $21,318.25
09/29/95     $14,611.95         $17,253.07           $13,435.74       $22,217.41
10/31/95     $13,111.08         $15,165.40           $11,594.55       $22,138.03
11/30/95     $14,232.42         $16,835.50           $13,101.47       $23,108.75
12/29/95     $14,629.20         $16,817.29           $13,026.83       $23,553.89
01/31/96     $16,992.65         $19,304.77           $15,258.55       $24,354.62
02/29/96     $17,449.81         $20,017.67           $15,584.16       $24,581.19
03/29/96     $18,381.39         $20,178.46           $15,559.28       $24,817.86
04/30/96     $18,950.69         $20,003.00           $15,514.93       $25,183.42
05/31/96     $20,882.84         $21,258.59           $16,106.66       $25,831.78
06/28/96     $18,321.01         $17,891.84           $13,388.14       $25,930.26
07/31/96     $17,751.71         $17,981.94           $13,451.97       $24,785.30
08/30/96     $19,373.34         $18,950.34           $13,473.60       $25,308.89
09/30/96     $18,804.05         $17,948.35           $12,459.97       $26,732.07
10/31/96     $18,312.38         $18,230.35           $12,505.41       $27,469.07
11/29/96     $18,019.11         $18,786.94           $13,001.95       $29,543.57
12/31/96     $17,484.31         $18,266.70           $12,629.81       $28,958.34
01/31/97     $16,507.89         $17,477.88           $11,921.25       $30,766.54
02/28/97     $18,186.97         $18,710.50           $13,247.51       $31,008.09
03/31/97     $16,015.12         $15,177.71           $11,263.52       $29,736.39
04/30/97     $15,230.33         $13,950.97           $10,153.61       $31,510.04
05/30/97     $16,051.62         $15,106.57           $11,284.08       $33,427.05
06/30/97     $14,564.18         $13,382.37           $10,341.84       $34,923.75
07/31/97     $13,861.52         $13,331.38           $10,592.82       $37,701.03
08/29/97     $14,190.04         $13,137.68           $10,695.59       $35,590.54
09/30/97     $14,792.31         $14,570.72           $11,845.52       $37,538.61
10/31/97     $12,310.20         $11,928.29            $9,509.95       $36,286.33
11/28/97      $9,764.20          $8,889.50            $7,661.19       $37,964.72
12/31/97     $10,301.69          $9,945.58            $8,025.75       $38,616.25
01/30/98     $11,188.65         $10,397.04            $8,110.13       $39,042.95
02/27/98     $10,597.35         $10,159.74            $8,162.05       $41,857.26
03/31/98     $11,318.00         $10,896.40            $8,834.92       $43,998.99
04/30/98     $11,789.20         $11,681.80            $9,512.12       $44,441.43
05/29/98     $10,116.91          $9,992.62            $8,082.00       $43,678.60
06/30/98      $9,109.84          $9,257.70            $7,758.55       $45,451.50
07/31/98      $8,472.33          $8,014.59            $6,806.58       $44,968.75
08/31/98      $6,624.50          $6,060.74            $5,288.84       $38,473.88
09/30/98      $9,146.79          $9,605.86            $8,112.29       $40,938.67
10/30/98      $9,026.68          $9,733.33            $8,155.56       $44,265.70
11/30/98      $8,426.14          $9,118.07            $7,676.33       $46,947.45
12/31/98      $8,677.44          $8,660.36            $7,028.34       $49,651.02
01/29/99      $8,307.40          $8,425.57            $6,843.36       $51,726.48
02/26/99      $8,131.63          $7,926.39            $6,551.28       $50,119.11
03/31/99      $7,965.12          $7,719.47            $6,464.73       $52,123.79
04/30/99      $8,917.97          $9,148.31            $7,942.45       $54,142.26
05/28/99      $7,289.79          $7,570.50            $6,584.81       $52,865.56
06/30/99      $7,206.53          $8,036.85            $7,240.37       $55,797.12

     AVERAGE ANNUAL
     PERFORMANCE                          INCEPTION    FIVE YEAR    ONE YEAR
     ----------------------               ---------    ---------    --------
         WORLD GOLD FUND                    (3.22)%    (11.74)%    (20.89)%
         Toronto Stock Exchange
         Gold & Precious
          Minerals Index                    (2.16)%    (11.79)%    (13.19)%
         Philadelphia Stock Exchange
         Gold & Silver Index                (3.18)%    (10.30)%     (6.68)%
         S&P 500 Index                       18.76%      27.85%      22.76%

     The Toronto Stock Exchange Gold & Precious Minerals Index (TSE) is a capitalization-weighted index designed to measure the performance of the gold and silver sector of the TSE 300 Index. The Philadelphia Stock Exchange Gold & Silver Index (XAU) is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. The S&P 500 Stock Index is a widely recognized index of common stock prices in U.S. companies.

More information on the funds is available at no charge, upon request:

ANNUAL/SEMI-ANNUAL REPORT

This report describes each fund's performance, lists holdings, and describes recent market conditions, fund strategies, and other factors that had a significant impact on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More information about the funds, their investment strategies and related risks is provided in the SAI. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus.

TO REQUEST INFORMATION:

BY PHONE  1-800-US-FUNDS

BY MAIL   Shareholder Services
          U.S. Global Investors Funds
          P.O. Box 781234
          San Antonio, TX 78278-1234

BY INTERNET  http://www.usfunds.com.

The SEC also maintains a website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC. You may also visit or call the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-6009.

                        U.S. GLOBAL INVESTORS, INC.
                SEC Investment Company Act File No. 811-1800

                            [GRAPHIC: USGI logo]

--------------------------------------------------------------------------------
      PART B:INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                           U.S. GLOBAL INVESTORS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

               CHINA REGION OPPORTUNITY FUND ("CHINA REGION FUND")
                 ALL AMERICAN EQUITY FUND ("ALL AMERICAN FUND")
                               EQUITY INCOME FUND
                                REAL ESTATE FUND
                                GOLD SHARES FUND
                                 WORLD GOLD FUND
                              GLOBAL RESOURCES FUND
                                  TAX-FREE FUND
                             NEAR-TERM TAX FREE FUND
                     U.S. GOVERNMENT SECURITIES SAVINGS FUND
                       U.S. TREASURY SECURITIES CASH FUND

U.S. Global Investors Funds ("Trust") is an open-end series investment company. This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus dated November 1, 1999, which you may request from U. S. Global Investors, Inc. ("Adviser"), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637).

The date of this Statement of Additional Information is November 1, 1999.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................3
FUND POLICIES.................................................................4
INVESTMENT STRATEGIES AND RISKS...............................................6
PORTFOLIO TRANSACTIONS.......................................................21
MANAGEMENT OF THE FUND.......................................................22
PRINCIPAL HOLDERS OF SECURITIES..............................................24
CERTAIN PURCHASES OF SHARES OF THE FUND......................................28
CALCULATION OF PERFORMANCE DATA..............................................30
TAX STATUS...................................................................32
CUSTODIAN, FUND ACCOUNTANT, AND ADMINISTRATOR................................37
DISTRIBUTOR..................................................................37
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL....................................37

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Statement of Additional Information                  U.S. Global Investors Funds
Page 2 of 37

                               GENERAL INFORMATION

The Gold Shares, World Gold and Global Resources Funds are non-diversified series, and each of the other funds is a diversified series of U.S. Global Investors Funds (the "Trust"), an open-end management investment company. The Trust was originally incorporated in Texas in 1969 as United Services Funds, Inc. and reorganized as a Massachusetts business trust on July 31, 1984. The Trust changed its name to U.S. Global Investors Funds on February 24, 1997.

On July 1, 1998 the following funds changed their names by deleting the letters U.S. from the beginning of their names: Gold Shares Fund, World Gold Fund, Global Resources Fund, Real Estate Fund, All American Fund, Income Fund and Tax Free Fund. Also on July 1, 1998 United Services Near-Term Tax Free Fund changed its name to Near-Term Tax Free Fund. On November 1, 1999 the Income Fund changed its name to the Equity Income Fund.

The assets received by the Trust from the issue or sale of shares of each of the funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to each fund. They constitute the underlying assets of each fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the funds represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

The Trust's first amended and restated master trust agreement requires no annual or regular meeting of shareholders. In addition, after the trustees were initially elected by the shareholders, the trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940 ("1940 Act").

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual fund, a separate vote of that fund would be required. Shareholders of any fund are not entitled to vote on any matter that does not affect their fund but which requires a separate vote of another fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect 100% of the Trust's trustees, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable.

There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

--------------------------------------------------------------------------------
U.S. Global Investors Funds                  Statement of Additional Information
                                                                    Page 3 of 37

                               FUND POLICIES

The following information supplements the discussion of each fund's policies discussed in the funds' prospectus.

INVESTMENT RESTRICTIONS. If a percentage investment restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each fund will not change any of the following investment restrictions, without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund's outstanding shares.

A FUND MAY NOT:

 1. Issue senior securities.

 2. Borrow  money,  except that (i) a fund may borrow not in excess of 5% of the
    total   assets  of  that  fund  from  banks  as  a  temporary   measure  for
    extraordinary purposes, and (ii) the Gold Shares Fund, World Gold Fund, China Region Opportunity Fund ("China Region Fund"), and All American Fund may borrow money only for temporary or emergency purposes (not for leveraging or investment), provided that the amount of such borrowings may not exceed 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

 3. Underwrite the securities of other issuers, except for the Gold Shares Fund, Global Resources Fund and World Gold Fund, to the extent that these funds may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

 4. Invest in real estate, except as may be represented by securities for which there is an established market or, with respect to the Gold Shares Fund, when such interests are an incidental part of assets acquired through merger or consolidation, and except that this restriction shall not prevent the Real Estate Fund from making any investment which is otherwise consistent with its objectives and policies.

 5. Engage in the purchase or sale of commodities or commodity futures contracts, except that the Gold Shares Fund and World Gold Fund may invest not more than 10% of its total net assets in gold and gold bullion, and except that the Gold Shares Fund, World Gold Fund, China Region Fund, and All American Fund may invest in futures contracts, options on futures contracts, and similar instruments.

 6. Lend its assets, except that any fund may purchase money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that any fund may lend portfolio securities with an aggregate market value of not more than one-third of such fund's total net assets. (Accounts receivable for shares purchased by telephone shall not be deemed loans.) The Near-Term Tax Free Fund may not lend its assets, except that purchases of debt securities in furtherance of investment objectives will not constitute lending of assets.

 7. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions.

 8. Make short sales.

 9. Invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), except that (i) the China Region Fund may invest up to 15% of net assets in illiquid securities, including securities which are subject to legal or contractual restrictions on resale, and (ii) the Gold Shares Fund, the Global Resources Fund, and the World Gold Fund may invest up to 10% of the value of their respective net assets in such restricted securities. Any such investments by the Gold Shares Fund will be in companies that have been in existence for two

--------------------------------------------------------------------------------
Statement of Additional Information                  U.S. Global Investors Funds
Page 4 of 37
    consecutive years or more, including the operation of predecessors, and that have not defaulted in the payment of any debt within such two years. (This 10% restriction includes the 2% restriction on warrants described in (12) below.)

10. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), except that the Gold Shares Fund will invest primarily in securities of companies involved in the exploration for, mining of, processing of or dealing in gold; the Global Resources Fund and the World Gold Fund will invest at least 25% of the value of their respective total assets in securities of companies principally engaged in natural resource operations; the U.S. Treasury Securities Cash Fund will invest exclusively in short-term debt obligations of the United States Treasury which are protected by the full faith and credit of the United States Government, and including repurchase agreements collateralized by such government obligations; the U.S. Government Securities Savings Fund will invest exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities; the Tax Free Fund and the Near-Term Tax Free Fund may invest more than 25% of their total assets in general obligation bonds or in securities issued by states or municipalities in connection with the financing of projects with similar characteristics, such as hospital revenue bonds, housing revenue bonds or electric power project bonds; and the Real Estate Fund will invest at least 65% of its assets in securities of companies engaged principally in or related to the real estate industry. The Tax Free Fund and the Near-Term Tax Free Fund will consider industrial revenue bonds where payment of principal and interest is the ultimate responsibility of companies within the same industry as securities from one industry. The China Region Fund will consider a foreign government to be an "industry." For purposes of determining industry concentration, each fund relies on the Standard Industrial Classification as compiled by an independent source, as in effect from time to time.

11. (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or
    (b) acquire more than 10% of the voting securities of any one issuer. (These limitations as to the Near-Term Tax Free Fund and China Region Fund apply to only 75% of the value of their respective gross assets.) These limitations do not apply to the World Gold, Gold Shares and Global Resources Funds, which are non-diversified funds.

12. The Gold Shares Fund may not invest more than 2% of the value of its net assets in marketable warrants.

VALUATION OF SHARES

Share value is calculated in U.S. dollars. A security quoted in another currency is converted to U.S. dollars using the exchange rate in effect at 12:00 noon Eastern time in the principal market where the security is traded. A portfolio security listed or traded in domestic or international markets, either on an exchange or over-the-counter, is valued at the last reported sales price before the time when a fund values assets. Lacking any sales on that day, the security is valued at the mean between the last reported bid and ask prices.

If market quotations are not readily available, or restricted securities or similar assets are being valued, a fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for non-material pricing issues, as defined in the fair valuation committee procedures. The trustees retain authority to accept or reject any alternative valuation proposed by the fair valuation committee.

Securities traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the board of trustees decides that the event would materially affect the net asset value. In that case, the fund will make an adjustment. If the price of a portfolio security is materially different from its current market value, the security will be valued at fair value.

--------------------------------------------------------------------------------
U.S. Global Investors Funds                  Statement of Additional Information
                                                                    Page 5 of 37

Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost. This involves valuing an instrument at its cost initially and assuming, after that, a constant amortization to maturity of any discount or premium, despite the impact of fluctuating interest rates on the market value of the instrument.

To maintain a constant per share price of $1.00 for the government securities money market funds, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity despite the effect of fluctuating interest rates on the market value of the security.

                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of each fund's investment strategies and risks in the prospectus.

GOLD AND NATURAL RESOURCES FUNDS

The Gold Shares Fund and World Gold Fund intend to concentrate their investments in common stocks of companies involved in exploration for, mining of, processing of, or dealing in, gold. The Gold Shares Fund may also invest in the securities of issuers engaged in operations related to silver and other precious metals.

Approximately 20% of the world's output of gold is produced in the Republic of South Africa. A substantial portion of the Gold Shares Fund's net assets may be invested in securities of South African issuers engaged in mining of, exploration for, processing of, or dealing in, gold.

The production and marketing of gold may be affected by the actions of the International Monetary Fund and certain governments, or by changes in existing governments. In the current order of magnitude of production of gold bullion, the four largest producers of gold are the Republic of South Africa, the United States, Australia and Canada. Economic and political conditions prevailing in these countries may have direct effects on the production and marketing of newly-produced gold and sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. The Gold Shares Fund may have significant investments in South African issuers. The unsettled political and social conditions in South Africa may have disruptive effects on the market prices of the investments of the Gold Shares Fund and may impair its ability to hold investments in South African issuers.

Because gold and gold bullion do not generate investment income, the return from such investments will be derived solely from the gains and losses realized by the fund upon the sale of the gold and gold bullion. The funds may also incur storage and other costs relating to their investments in gold and gold bullion. Under certain circumstances, these costs may exceed the custodial and brokerage costs associated with investments in portfolio securities. To qualify as a regulated investment company under Subchapter M of the Code, at least ninety percent (90%) of a fund's gross income for any taxable year must be derived from dividends, interest, gains from the disposition of securities, and gains from certain other specified transactions ("Gross Income Test"). Gains from the disposition of gold and gold bullion will not qualify for purposes of satisfying the Gross Income Test. Additionally, to qualify under Subchapter M of the Code, at the close of each quarter of each fund's taxable year, at least fifty percent (50%) of the value of the fund's total assets must be represented by cash, Government securities and certain other specified assets ("Asset Value Test"). Investments in gold and gold bullion will not qualify for purposes of satisfying the Asset Value Test. To maintain each fund's qualification as a regulated investment company under the Code, each fund will establish procedures to monitor its investments in gold and gold bullion for purposes of satisfying the Gross Income Test and the Asset Value Test.

CHINA REGION FUND

The China Region Fund will invest primarily in securities which are listed or otherwise traded by authorized brokers and other entities and will focus its investments on equities and quasi-equity securities. Quasi-equity securities may include, for example: warrants or similar rights or other financial instruments with substantial equity characteristics, such as debt securities convertible into equity securities. Although the China Region Fund expects to invest primarily in listed securities of established companies, it may, subject to local investment limitations, invest in unlisted securities of China companies and companies that have business associations in China, including investments in new and early

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stage companies.  This may include direct equity  investments.  Such investments may involve a high degree of business and financial risk. Because of the absence of any trading markets for these investments, the China Region Fund may find itself unable to liquidate such securities in a timely fashion, especially in the event of negative news regarding the specific securities or the China markets in general. Such securities could decline significantly in value prior to the China Region Fund's being able to liquidate such securities. In addition to financial and business risks, issues whose securities are not listed will not be subject to the same disclosure requirements applicable to issuers whose securities are listed.

PEOPLE'S REPUBLIC OF CHINA. The People's Bank of China is officially responsible for managing stock markets in the People's Republic of China ("PRC"), regulating all trading and settlement and approving all issues of new securities. The Shanghai and Shenzhen Stock Exchanges are highly automated with trading and settlement executed electronically. Considerable autonomy has been given to local offices of the State Commission of Economic System Reform in developing securities markets. They are charged with identifying suitable companies for listing.

There are currently two officially recognized securities exchanges in China -- the Shanghai Stock Exchange which opened in December 1990 and the Shenzhen Stock Exchange which opened in July 1991. Shares traded on these Exchanges are of two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not residents of China. The settlement period for "B" share trades is the same in Shenzhen and Shanghai. Settlements are effected on the third business day after the transaction. As of June 1996, seventeen companies were authorized to issue what are called "H" shares which trade in Hong Kong and may be purchased by anyone.

The China Region Fund will invest in both new and existing enterprises registered and operating in China. These will include wholly Chinese-owned enterprises, wholly foreign-owned enterprises and Sino-foreign joint ventures. It is not the intention of the China Region Fund to limit its investments to Shenzhen and Shanghai alone.

HONG KONG. Sovereignty over Hong Kong was transferred from Great Britain to the PRC on July 1, 1997, at which time Hong Kong became a Special Administrative Region ("SAR") of the PRC. Under the agreement providing for such transfer (known as the "Joint Declaration") and the PRC law implementing its commitments thereunder ("Basic Law"), the current social and economic systems in Hong Kong are to remain unchanged for at least 50 years, and Hong Kong is to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR will be vested with executive, legislative and judicial power. Laws currently in force, as they may be amended by the SAR Legislature, are to remain in force except to the extent they contravene the Basic Law. The PRC may not levy taxes on the SAR, the Hong Kong dollar is to remain fully convertible, and Hong Kong is to remain a free port. Under the terms of the Basic Law, Hong Kong's current social freedoms, including freedoms of speech, press, assembly, travel, and religion, are not to be affected. It is not clear how future developments in Hong Kong and China may affect the implementation of the Basic Law after the transfer of sovereignty in 1997.

It is to be expected that the Hong Kong stock market will remain volatile in response to prevailing perceptions of political developments in China. Foreign enterprises are treated virtually the same as domestic enterprises and there are no restrictions on exchange of foreign currencies or on the repatriation of profits. Import and export licenses are easy to obtain. There are no exchange controls, investment restrictions or dividend withholding taxes. However, currently there are no laws in Hong Kong which specifically protect foreign investors against expropriation.

TAIWAN. The Taiwan Stock Exchange ("TSE"), the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. In 1968, the Securities and Exchange Law was passed and, since that time, the Taiwan securities market has been regulated by the Taiwan Securities and Exchange
Commission ("TSEC") which, in turn, is supervised by the Ministry of Finance ("MOF"). The Central Bank of China ("CBC") is also responsible for supervising certain aspects of the Taiwan securities market.

While, historically, foreign individual investors have not been permitted to invest directly in securities listed on the TSE, since 1990 certain foreign institutional investors have been permitted access to the Taiwan securities market. Currently, foreign institutional investors which meet certain guidelines promulgated by the TSEC and which are also approved by the TSEC, the MOF and the CBC, will be permitted to invest in TSE listed securities. However, qualifying foreign institutional investors (such as the China Region Fund) may not own more than 5% of the shares of a company

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listed on the TSE, and the total foreign ownership of any listed company may not exceed 10%. In addition,  the Taiwanese  government prohibits foreign investment
in  certain   industries   including   transportation   and  energy   companies.
Furthermore, Taiwan imposes an overall country limit on investment and requires a long-term commitment. The China Region Fund's management believes that over time restrictions on investments in Taiwan may ease to permit greater and more flexible investment in Taiwanese securities.

The political reunification of China and Taiwan is a highly problematic issue that may not be settled in the near future. Taiwan's economic interaction with China can take place only through indirect channels (generally via Hong Kong) due to the official prohibitions on direct trade between the PRC and Taiwan. Nevertheless, in fewer than four years, Taiwan has become a significant investor in China and China has become one of the largest markets for Taiwanese goods.

EXCHANGE CONTROL. PRC currency, the Renminbi ("RNB"), is not freely convertible. The exchange rate of RNB against foreign currencies is regulated and published daily by the State Administration of Exchange Control ("SAEC"). In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These swap centers provide an official forum where foreign invested enterprises may, under the supervision and control of SAEC and its branch offices, engage in mutual adjustment of their foreign exchange surpluses and shortfalls. More recently, regulations have been relaxed to allow Chinese state enterprises and individuals to participate in foreign exchange swap transactions. Trading of RNB and foreign currencies at the swap centers is conducted at a rate determined by supply and demand rather than at the official exchange rate. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions.

The China Region Fund may use official or market rates of exchange in connection with portfolio transactions and net asset value determinations consistent with prevailing practices in the relevant markets or locations, except that the China Region Fund will not use any exchange rate if the effect of such use would be to restrict repatriation of assets.

No exchange control approval is required for the China Region Fund to acquire "B" shares listed on stock exchanges. Dividends and/or proceeds from the sale of securities purchased by the China Region Fund in listed China companies may be remitted outside China, subject to payment of any relevant taxes and completion of the requisite formalities.

Shanghai securities are now being quoted in U.S. dollars and Shenzhen securities are now being quoted in Hong Kong dollars.

REAL ESTATE FUND

The Real Estate Fund is designed to provide  investors  the  advantages  of real
estate   investment   with  the   convenience   and  liquidity   provided  by  a
professionally managed fund.

The Real Estate Fund's portfolio will consist primarily of securities of companies in the real estate industry or securities of companies related to the real estate industry. Because the Real Estate Fund's portfolio will be concentrated in one industry, this would not be a suitable investment for a person seeking a more diversified portfolio.

The Real Estate Fund's investments will include the common and preferred stock of companies, including real estate investment trusts ("REITs"), listed on national securities exchanges or on Nasdaq which have at least 50% of the value of their assets in, or which derive at least 50% of their revenue from, the ownership, construction, management or sale of residential, commercial or industrial real estate.

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy to concentrate investments in the securities of companies owning, constructing, managing or selling residential, commercial or industrial real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increase in interest rates. Such risks may also affect the value of securities of companies that serve the real estate industry.

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TAX-FREE FUNDS

The two tax-free funds invest primarily in municipal bonds. Municipal securities are generally of two principal types -- notes and bonds. Municipal notes generally have maturities of one year or less and provide for short-term capital needs. Municipal bonds normally have maturities of more than one year and meet longer-term needs. Municipal bonds are classified into two principal categories -- general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuer and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues derived from a project or facility.

The tax-free funds invest only in debt securities earning one of the four highest ratings by Moody's Investor's Services ("Moody's") (Aaa, Aa, A, Baa) or by Standard & Poors Corporation ("S&P") (AAA, AA, A, BBB). Not more than 10% of either of the tax-free fund's total assets will be invested in the fourth rating category. Investments in the fourth category may have speculative characteristics and therefore, may involve higher risks. Investments in the fourth rating category of bonds are generally regarded as having an adequate capacity to pay interest and repay principal. However, these investments may be more susceptible to adverse changes in the economy. Municipal notes (including variable rate demand obligations) must be rated MIG1/VMIG2 or MIG2/VMIG2 by Moody's or SP-1 or SP-2 by S&P. Tax- exempt commercial paper must be rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P.

The tax-free funds may purchase variable and floating rate obligations from issuers or may acquire participation interest in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations are municipal securities whose interest rates change periodically. They normally have a stated maturity greater than one year, but permit the holder to demand payment of principal and interest anytime or at specified intervals.

The tax-free funds may purchase obligations with term puts attached. "Put" bonds are tax-exempt securities that may be sold back to the issuer or a third party at face value before the stated maturity. The put feature may increase the cost of the security, consequently reducing the yield of the security.

The tax-free funds may purchase municipal lease obligations or certificates of participation in municipal lease obligations. A municipal lease obligation is not a general obligation of the municipality for which the municipality pledges its taxing power. Ordinarily, a lease obligation will contain a "nonappropriation" clause if the municipality has no obligation to make lease payments in future years unless money is appropriated for that purpose annually. Because of the risk of nonappropriation, some lease obligations are issued with third-party credit enhancements, such as insurance or a letter of credit.

Municipal lease obligations are subject to different revenue streams than those associated with more conventional municipal securities. For this reason, before investing in a municipal lease obligation, the adviser will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and (3) the municipality has maintained good market acceptability for its lease obligations in the past.

While the tax-free funds primarily invest in municipal bonds the income of which is free from federal income taxes, they may also invest in repurchase agreements and other securities which may earn taxable income. Moreover, the tax-free funds may sell portfolio securities at a gain, which if long term may be taxed to shareholders as long term capital gains and if short term may be taxed to shareholders as ordinary income.

Subsequent to a purchase by either tax-free fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by that fund. Neither event will require sale of such municipal bonds by either tax-free fund, but the Adviser will consider such event in its determination of whether either tax-free fund should continue to hold the municipal bonds. To the extent that the rating given by Moody's or Standard & Poor's for municipal bonds may change as a result of changes in such organizations or their rating systems, the tax-free funds will attempt to use comparable ratings as standards for their investments in accordance with their investment policies.

GENERAL INFORMATION ON MUNICIPAL BONDS. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works.

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Municipal  bonds  may also be  issued  to  refund  outstanding  obligations.  In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated hazardous waste-treatment facilities, certain redevelopment projects, airports, docks, and wharves (other than lodging, retail, and office facilities), mass commuting facilities, multifamily residential rental property, sewage and solid waste disposal property, facilities for the furnishing of water, and local furnishing of electric energy or gas or district heating and cooling facilities. Such obligations are considered to be municipal bonds provided that the interest paid thereon qualifies as exempt from Federal income tax, in the opinion of bond counsel, to the issuer. In addition, if the proceeds from private activity bonds are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be exempt from Federal income tax, although current Federal tax laws place substantial limitations on the size of such issues.

In order to be classified as a "diversified" investment company under the 1940 Act, a mutual fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) or own more than 10% of the outstanding voting securities of any one issuer. For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal bonds depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case the creating government or some other entity guarantees a security, such a guarantee may be considered a separate security and is to be treated as an issue of such government or other entity.

The yields on municipal bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of a mutual fund's management fees, as well as other operating expenses, will have the effect of reducing the yield to investors.

Municipal bonds are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities by levying taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal and interest on its, or their, municipal bonds may be materially affected. The Tax Reform Act of 1986 enlarged the scope of the alternative minimum tax. As a result, interest on private activity bonds issued after August 7, 1986, will be a preference item for alternative minimum tax purposes.

From time to time, proposals to restrict or eliminate the Federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the tax-free funds would be adversely affected. In such event, the tax-free funds would re-evaluate their investment objective and policies.

MUNICIPAL NOTES. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

 1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of state and local governments. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem property, income sales, use and business taxes, and are payable from these specific future taxes. Tax anticipation notes are usually general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 2. Revenue Anticipation Notes. Revenue anticipation notes are issued by state and local governments or governmental bodies with the expectation that receipt of future revenues, such as Federal revenue sharing or state aid payments, will be used to repay the notes. Typically, they also constitute general obligations of the issuer.

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 3. Bond  Anticipation  Notes.  Bond  anticipation  notes are  issued to provide interim financing for state and local governments until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

 4. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued and backed by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

VARIABLE RATE DEMAND OBLIGATIONS. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Such adjustments are generally made on a daily, weekly or monthly basis. Variable rate obligations may lessen the capital fluctuations usually inherent in fixed income investments.

Unlike securities with fixed rate coupons, variable rate instrument coupons are not fixed for the full term of the instrument. Rather, they are adjusted periodically based upon changes in prevailing interest rates. The more frequently such instruments are adjusted, the less such instruments are affected by interest rate changes. The value of a variable rate instrument, however, may fluctuate in response to market factors and changes in the creditworthiness of the issuer. By investing in variable rate obligations the tax-free funds seek to take advantage of the normal yield curve pattern that usually results in higher yields on longer-term investments. This policy also means that should interest rates decline, a tax-free fund's yield will decline and that tax-free fund and its shareholders will forego the opportunity for capital appreciation of that tax-free fund's investments and of their shares to the extent a portfolio is invested in variable rate obligations. Should interest rates increase, a tax-free fund's yield will increase and that tax-free fund and its shareholders will be subject to lessened risks of capital depreciation of its portfolio investments and of their shares to the extent a portfolio is invested in variable rate obligations. There is no limitation on the percentage of the tax-free funds' assets which may be invested in variable rate obligations. For purposes of determining a tax-free fund's weighted average portfolio maturity, the term of a variable rate obligation is defined as the longer of the length of time until the next rate adjustment or the time of demand.

Floating rate demand notes have an interest rate fixed to a known lending rate (such as the prime rate) and are automatically adjusted when the known rate changes. Variable rate demand notes have an interest rate which is adjusted at specified intervals to a known rate. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure that ability of the issuer to make payment upon such demand, the note may be supported by an unconditional bank letter of credit.

The trustees have approved investments in floating and variable rate demand notes upon the following conditions: the tax-free funds have an unconditional right of demand, upon notice to exceed thirty days, against the issuer to receive payment; the Adviser determines the financial condition of the issuer and continues to monitor it in order to be satisfied that the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates.

OBLIGATIONS WITH TERM PUTS ATTACHED. The tax-free funds may purchase municipal securities together with the right that it may resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "term put." The tax-free funds may purchase obligations with puts attached from banks and broker-dealers.

The price the tax-free funds expect to pay for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The tax-free funds will use puts for liquidity purposes in order to permit them to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in their portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the tax-free funds' ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt to either tax-free fund, each will limit its use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.

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Since it is difficult to evaluate the  likelihood  of exercise of the  potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Accordingly, puts as separate securities are expected not to affect the calculation of the weighted average portfolio maturity. Where a tax-free fund has paid for a put, the cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gain on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by that tax-free fund. To minimize such risks, the tax-free funds will only purchase obligations with puts attached from sellers whom the Adviser believes to be creditworthy.

MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligation." Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade obligations." Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

STANDARD & POOR'S CORPORATION. AAA--"obligation of the highest quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues." A--"the third strongest capacity for payment of debt service." Principal and interest payments on the bonds in this category are considered safe. It differs from the two higher ratings, because with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. BBB--"regarded as having adequate capacity to pay interest and repay principal." Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

GOVERNMENT MONEY MARKET FUNDS

The Treasury Securities Cash Fund and Government Securities Savings Fund have adopted a fundamental policy requiring use of best efforts to maintain a constant net asset value of $1.00 per share. Shareholders should understand that, while the Trust will use its best efforts to attain this objective, there can be no guarantee that it will do so. The Treasury Securities Cash Fund and Government Securities Savings Fund value their respective portfolio securities on the basis of the amortized cost method. This requires that those funds maintain a dollar-weighted average portfolio maturity of 90 days or less, generally purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Board of Trustees of the Trust to be of high quality with minimal credit risks.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser's control. Therefore, the return and net asset value of the fund will fluctuate.

FOREIGN SECURITIES. The gold and natural resources funds and the equity funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

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It is  anticipated  that in most cases the best  available  market  for  foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable
United  States  companies.  In  addition,   foreign  brokerage  commissions  are
generally higher than commissions on securities  traded in the United States and
may  be  non-negotiable.   In  general,   there  is  less  overall  governmental
supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS. American Depositary Receipts ("ADRs") represent shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the fund's investment policies, the fund's investment in ADRs will be deemed to be investments in the underlying securities.

EMERGING MARKETS. The gold and natural resources funds and the equity funds (especially the China Region Fund) may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in the fund. Investing in emerging markets is considered speculative and involves the risk of total loss.

Risks of investing in emerging markets include:

(1) the risk that the fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation;

(2) the fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments;

(3) greater social, economic and political uncertainty (including the risk of war);

(4) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets;

(5) currency exchange rate fluctuations and the lack of available currency hedging instruments;

(6)  higher rates of inflation;

(7) controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars;

(8)  greater governmental involvement in and control over the economy;

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(9)  the fact that emerging market  companies may be smaller,  less seasoned and newly organized;

(10) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers;

(11) the fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value;

(12) the  fact  that  statistical  information  regarding  the  economy  of many
     emerging   market   countries  may  be  inaccurate  or  not  comparable  to
     statistical information regarding the United States or other economies;

(13) less extensive regulation of the securities markets;

(14) certain   considerations   regarding  the  maintenance  of  fund  portfolio
     securities   and  cash   with   foreign   sub-custodians   and   securities
     depositories;

(15) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

(16) the risk that the fund may be subject to income or withholding taxes imposed by emerging market counties or other foreign governments. The fund intends to elect, when eligible, to "pass through" to the fund's shareholders the amount of foreign income tax and similar taxes paid by the fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on the fund, but would not give rise to a credit or be eligible to be passed through to the shareholders;

(17) the fact that the fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by the fund in the markets in which the fund will principally invest;

(18) enterprises in which the fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of the fund's investment in it. Restrictive or over-regulation may, therefore, be a form of indirect nationalization;

(19) businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy;

(20) investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. As a result, the return and net asset value of the fund will fluctuate;

(21) the Adviser may engage in hedging transactions in an attempt to hedge the fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses; and



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(22) disposition  of  illiquid  securities  often  takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. As a non-fundamental policy the fund will not invest more than 15% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause a fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, funds will enter into repurchase agreements only with institutions and dealers the board of trustees considers creditworthy.

SECURITIES LENDING. The funds will not lend portfolio securities unless collateral secures the loan (consisting of any combination of cash, United States government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities lent. In case of bankruptcy or breach of agreement by the borrower of the securities, a fund could experience delays and costs in recovering the securities lent. A fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the fund against loss due to borrower default. A fund may not lend securities with an aggregate market value of more than one-third of the fund's total net assets. For the China Region Fund only, this is a fundamental policy that cannot be changed without a vote by shareholders.

BORROWING. The funds may have to deal with unpredictable cashflows as shareholders purchase and redeem shares. Under adverse conditions, the funds might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The Gold Shares Fund, World Gold Fund, China Region Fund, and All American Fund may deal with unpredictable cashflows by borrowing money. Through such borrowings these funds may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the funds' performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, a fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money prior to selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities. Since substantially all of a fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns which the funds earn on portfolio securities. Under adverse conditions, the funds might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

The funds will not purchase any security while borrowings represent more than 5% of their total assets outstanding.

LOWER-RATED SECURITIES. The gold and natural resources funds and the equity funds may invest in lower-rated debt securities (commonly called "junk bonds") which may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of a fund's shares, and an increase in issuers' defaults on such bonds.

Also, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which a fund invests are subordinated to the prior payment of senior


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

indebtedness, thus potentially limiting the fund's ability to recover full principal or to receive payments when senior securities are in default.

The credit rating of a security does no necessarily address its market value risk. Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by a fund have speculative characteristics that are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities mor difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated bonds may affect a fund's ability to dispose of portfolio securities at a desirable price.

In addition, if a fund experiences unexpected net redemptions, it could be forced to sell all or some of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund's expenses can be spread and possibly reducing the fund's rate of return. Prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the fund's investments in lower-rated bonds.

CONVERTIBLE SECURITIES. The gold and natural resources funds and the equity funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

RESTRICTED SECURITIES. The gold and natural resources funds and the China Region Fund may, from time to time, purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

OTHER RIGHTS TO ACQUIRE SECURITIES. The gold and natural resources funds and the equity funds may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

DERIVATIVE SECURITIES. The gold and natural resources funds and equity funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. In addition, the Gold Shares, World Gold, China Region and All American Funds may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures (collectively, all the above are called

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"derivative securities").  The gold and natural resources funds and equity funds may invest in derivative securities for hedging, risk management, or portfolio management purposes, but not for speculation, and they will comply with
applicable   regulatory   requirements  when   implementing   these  strategies,
techniques and instruments.

Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect a fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of a fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The gold and natural resources funds' and equity funds' ability to successfully use derivative securities will depend upon the Adviser's ability to predict pertinent market movements, and cannot be assured. Investing in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The gold and natural resources funds' and equity funds' activities involving derivative securities may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

PUT AND CALL OPTIONS. The gold and natural resources funds and equity funds may purchase and sell (issue) both put and call options. The funds may also enter into transactions to close out their investment in any put or call options.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underling instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An "American style" put or call option may be exercised at any time during the option period while a "European style" put or call option may be exercised only upon expiration or during a fixed period prior thereto.

The gold and natural resources funds and equity funds are authorized to purchase and sell both exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to

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such  options.  OTC options are purchased  from or sold to  securities  dealers, financial institutions or other parties ["Counterparty(ies)"] through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.

The gold and natural resources funds' and equity funds' ability to close out their position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that a fund will be able to close out an option position, whether in exchange listed options or OTC options, when desired. An inability to close out its options positions may reduce a fund's anticipated profits or increase its losses.

If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund, or fails to make a cash settlement payment due in accordance with the terms of that option, a fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The gold and natural resources funds and equity funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option). A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund's total assets.

If the gold and natural resources funds and equity funds sell (i.e., issue) a call option, the premium received may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in a portfolio, or may increase a fund's income. If a fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase a fund's capital gains. All options sold by a fund must be "covered" (i.e., the fund must either be long when selling a call option or short when selling a put option. The securities or futures contract subject to the calls or must meet the asset segregation requirements described below as long as the option is outstanding. Even though a fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by a fund exposes the fund during the term of the option to possible loss. When selling a call, a fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the fund to hold a security or instrument that it might otherwise have sold. When selling a put, a fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security, and the transaction may require the fund to maintain a short position in a security or instrument it might otherwise not have maintained. The gold and natural resources funds and equity funds will not write any call or put options if, immediately afterwards, the aggregate value of a fund's securities subject to outstanding call or put options would exceed 25% of the value of a fund's total assets.

FUTURES CONTRACTS. The gold and natural resources funds and equity funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

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

The gold and natural resources funds' and equity funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bonafide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked- to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If a fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.

The gold and natural resources funds and equity funds will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the fund's total assets (taken at current value). However, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

FOREIGN CURRENCY TRANSACTIONS. The gold and natural resources funds and equity funds may engage in currency transactions with Counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country's currency. Currency transactions include forward currency contracts, exchange listed currency futures, and exchange listed and OTC options on currencies. A fund's dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The gold and natural resources funds and equity funds may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the gold and natural resources funds and equity funds may engage in proxy hedging. Proxy hedging may be used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of a fund's portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.

To hedge against a devaluation of a foreign currency, the gold and natural resources funds and equity funds may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by a fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, a fund will realize a gain as a result of the currency transaction. In this way, a fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies.

The gold and natural resources funds and equity funds may sell foreign currency forward only as a means of protecting their foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, a fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated

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U.S. Global Investors Funds                  Statement of Additional Information
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

or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.

As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of a fund's portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of a fund's portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that a fund sells forward currencies that are thereafter revalued upward, the value of that fund's portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, a fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, that fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, a fund may have to limit its currency transactions to permit that fund to qualify as "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). Foreign currency transactions would involve a cost to the funds, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing.

The gold and natural resources funds and equity funds will not attempt to hedge all their foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.

SPECIFIC FUND LIMITATIONS ON DERIVATIVE SECURITIES. The gold and natural resources funds will limit their investments in derivative securities to purchasing and selling call options and purchasing put options on stock indexes, selling covered calls on portfolio securities, buying call options on securities the funds intend to purchase, purchasing put options on securities (whether or not held in its portfolio), and engaging in closing transactions for an identical option. Not more than 2% of a particular gold and natural resources fund's total assets may be invested in premiums on put options, and not more than 25% of a fund's total assets may be subject to put options. The gold and natural resources funds will not purchase any option, if immediately afterwards, the aggregate market value of all outstanding options purchased and written by the fund would exceed 5% of the fund's total assets. The gold and natural resources funds will not write any call option if, immediately afterwards, the aggregate value of a fund's securities subject to outstanding call options would exceed 25% of the value of its total assets. The gold and natural resources funds will only deal in options that are either listed on an exchange or quoted on NASDAQ.

The China Region Fund will limit its options transactions to exchange-listed options. It will not buy any option if, immediately afterwards, the aggregate market value of all outstanding options purchased and written would exceed 5% of the fund's total assets. The China Region Fund will not write any call options if, immediately afterwards, the aggregate value of the fund's securities subject to outstanding call options would exceed 25% of the value of its assets.

The All American Fund will limit its investments in derivative securities to purchasing stock index futures contracts or purchasing options thereon, purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option. The underlying value of all futures contracts shares may not exceed 35% of the All American Fund's total assets. Furthermore, the fund will not commit more than 5% of its total assets to premiums on options and initial margin on futures contracts. The All American Fund will not borrow money to purchase futures contracts or options.

The Real Estate and Equity Income Funds will limit their investments in derivative securities to purchasing and selling call options and purchasing put options on stock indexes, selling covered call options on portfolio securities, buying call options on securities the fund intends to purchase, buying put options on portfolio securities, and engaging in closing transactions for an identical option.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many derivative securities, in addition to other requirements, require that the gold and natural resources funds and equity funds segregate liquid high grade assets with their custodian to

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

the extent that the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or subject to any regulatory restrictions, an amount of cash or liquid high grade debt securities at least equal to the current amount of the obligation must either be identified as being restricted in a fund's accounting records or physically segregated in a separate account at that fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes during periods that, in the Adviser's opinion, present the funds with adverse changes in the economic, political or securities markets, the funds may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short- term indebtedness, money market instruments, or other investment grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The length of time a fund has held a particular security is not generally a consideration in investment decisions. It is the policy of each fund to effect portfolio transactions without regard to holding period if, in the judgment of the adviser, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. Portfolio turnover rates for the funds are described in the Financial Highlights section of the prospectus. From time to time, a substantial portion of the shares of the Gold Shares Fund and the World Gold Fund may be held by "market timers" and similar investors that seek to realize profits by frequently purchasing and redeeming (or exchanging) shares of the fund. Such activities may cause the fund to experience a high portfolio turnover rate. Each fund seeks to minimize the adverse consequences of these activities by imposing a trading fee on such investors and by investing in various types of derivative securities.

                             PORTFOLIO TRANSACTIONS

The Advisory Agreement between the Trust and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.

The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on Nasdaq, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Tax Free Fund and Near-Term Tax Free Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

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U.S. Global Investors Funds                  Statement of Additional Information
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

The brokerage fees paid by the following funds for the three fiscal periods ended June 30 were as follows:

                                     1997         1998         1999
                                  ----------   ----------   ----------
          Gold Shares Fund        $  481,476   $1,042,140   $1,039,858
          World Gold Fund         $  704,381   $  420,285   $1,977,308
          Global Resources Fund   $   90,646   $  420,285   $  102,134
          China Region Fund       $  115,788   $   51,295   $   30,898
          All American Fund       $    8,080   $   17,647   $   37,881
          Equity Income Fund      $   50,565   $    7,782   $   28,171
          Real Estate Fund        $   97,602   $   59,003   $   24,069

As of June 30, 1999, the Equity Income Fund owned securities issued by Morgan Stanley Dean Witter & Co. and Merrill Lynch & Co., Inc. valued in the aggregate at $133,250 and $71,944, respectively. The China Region Fund owned securities issued by HSBC Holdings valued in the aggregate at $2,188,542. Except as noted, the funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as executive and audit committee members. The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.

NAME AND ADDRESS       AGE  TRUST POSITION        PRINCIPAL OCCUPATION
----------------       ---  --------------  -----------------------------------
John P. Allen          69   Trustee         President,    Deposit    Development
P.O. Box 160323                             Associates  Inc., a bank market- ing
San Antonio, Texas                          firm.   President,   Paragon  Press.
78280                                       Partner, Rio Cibolo Ranch, Inc.

E. Douglas Hodo        64   Chairman of     Chief  Executive  Officer of Houston
7702 Fondren                the Board       Baptist  University.  Formerly  Dean
Houston, Texas 77074                        and   Professor  of  Economics   and
                                            Finance,   College  of  Busi-  ness,
                                            University of Texas at San Antonio.

Clark R. Mandigo       56   Trustee         Business consultant since 1991. From
15050 Jones                                 1985  to  1991,   President,   Chief
  Maltsberger                               Executive  Officer,  and Director of
San Antonio, Texas                          Intelogic Trace,  Inc., a nationwide
78247                                       company  which  sells,   leases  and
                                            maintains        computers       and
                                            telecommunications    systems    and
                                            equipment.  Prior to 1985, President
                                            of BHP Petroleum  (Americas),  Ltd.,
                                            an  oil  and  gas   exploration  and
                                            development  company.   Director  of
                                            Palmer  Wireless,  Inc.,  Lone  Star
                                            Steakhouse & Saloon, Inc. and Physi-
                                            cian    Corporation    of   America.
                                            Formerly  a  Director  of  Datapoint
                                            Corporation.       Trustee       for
                                            Pauze'/Swanson United Services Funds
                                            from November 1993 to February 1996.

Charles Z. Mann        75   Trustee         Business consultant since January 1,
13 Knapton                                  1993.  Chairman,   Bermuda  Monetary
  Estates Rd.                               Authority   from   1986   to   1992.
Turning Point                               Executive    Vice    President    of
Smiths Parish                               International   Median  Limited,   a
Bermuda FLBX                                private  investment holding company,
                                            from  1979  to 1985  and  previously
                                            general  manager  of  Bank  of  N.T.
                                            Butterfield    &   Son,    Ltd.,   a
                                            Bermuda-based   bank.   Currently  a
                                            Director of Bermuda  Electric  Light
                                            Company,   Ltd.;  Overseas  Imports,
                                            Ltd.;     Tyndall      International
                                            (Bermuda)     Ltd.;     Old    Court
                                            International   Reserves   Ltd.;  XL
                                            Investments Limited, Glaxo (Bermuda)
                                            Limited.

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

NAME AND ADDRESS       AGE  TRUST POSITION        PRINCIPAL OCCUPATION
----------------       ---  --------------  -----------------------------------
W. W. McAllister, III  57   Trustee         Chairman   of  the  Board  of  Texas
7550 IH-10 West                             Insurance Agency,  Inc. from 1981 to
Suite 700                                   present.  Chairman  of the  Board of
San Antonio, Texas                          Bomac  Sports  Limited   d.b.a.   SA
78247                                       Sports  Unlimited from December 1995
                                            to  present. Currently a director of
                                            Alamo  Title  Holding  Co. and Alamo
                                            Title  Insurance  of Texas.  General
                                            Partner   of  Bomac   Transportation
                                            Limited  Company  from  January 1994
                                            through  August 1995.  Consultant to
                                            River  Valley  Bank  from  September
                                            1992   through    September    1994.
                                            President  of  San  Antonio  Savings
                                            Association    and   its   successor
                                            companies  from  1976  to  1982  and
                                            Chairman  of the Board  from 1982 to
                                            1992.

W.C.J. van Rensburg    60   Trustee         Professor of Geological  Science and
6010 Sierra                                 Petroleum Engineering, University of
  Arbor Court                               Texas at  Austin.  Former  Associate
Austin, Texas                               Director,    Bureau   of    Economic
78759                                       Geology, University of Texas. Former
                                            Chairman, Department of Geosciences,
                                            West Texas State University.  Former
                                            technical  director of South African
                                            Minerals    Bureau    and    British
                                            Petroleum    Professor   of   Energy
                                            Economics   at  the  Ran   Afrikaans
                                            University,    Johannesburg,   South
                                            Africa.

Frank E. Holmes (1)    44   Trustee,        Chairman  of the Board of  Directors
                            President,      and Chief  Executive  Officer of the
                            Chief           Adviser.   Since  October  1989  Mr.
                            Executive       Holmes has served and  continues  to
                            Officer,        serve in various  positions with the
                            Chief           Adviser,  its  sub-sidiaries and the
                            Investment      investment  companies  it  sponsors.
                            Officer         Director of Franc-Or  Resource Corp.
                                            from November 1994 to November 1996.
                                            Director   of   Adventure    Capital
                                            Limited  from  January  1996 to July
                                            1997 and  Director  of Vedron  Gold,
                                            Inc. from August 1996 to March 1997.
                                            Director  of  71316  Ontario,   Inc.
                                            since April 1987 and of F. E. Holmes
                                            Organization,  Inc. since July 1978.
                                            Director  of  Marleau,  Lemire  Inc.
                                            from January  1995 to January  1996.
                                            Director of United Services  Canada,
                                            Inc.  since  February 1995 and Chief
                                            Executive  Officer from  February to
                                            August 1995.

Susan B. McGee         40    Executive      President,  Corporate  Secretary and
                             Vice           General   Counsel  of  the  Adviser.
                             President,     Since  September  1992 Ms. McGee has
                             Secretary,     served  and  continues  to  serve in
                             General        various  positions with the Adviser,
                             Counsel        its subsidiaries, and the investment
                                            companies   it   sponsors.    Before
                                            September  1992,  Ms.  McGee  was  a
                                            student at St. Mary's Law School.

David J. Clark         38    Treasurer      Chief   Financial   Officer,   Chief
                                            Operating  Officer  of the  Adviser.
                                            Since May 1997 Mr.  Clark has served
                                            and  continues  to serve in  various
                                            positions  with the  Adviser and the
                                            investment  companies  it  sponsors.
                                            Foreign  Service  Officer  with U.S.
                                            Agency for International Development
                                            in  the  U.S.  Embassy,  Bonn,  West
                                            Germany  from May 1992 to May  1997.
                                            Audit  Supervisor  for University of
                                            Texas  Health  Science  Center  from
                                            April    1991   to    April    1992.
                                            Auditor-in-Charge  for Texaco,  Inc.
                                            from August 1987 to June 1990.

-----------------------------
(1) This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.

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

COMPENSATION TABLE

                       TOTAL COMPENSATION FROM      TOTAL COMPENSATION FROM
                         U.S. INVESTORS FUNDS      U.S. GLOBAL FUND COMPLEX (1)
   NAME                    TO BOARD MEMBERS              TO BOARD MEMBERS
-------------------    ------------------------    ----------------------------
Frank E. Holmes                $     0                       $     0
E. Douglas Hodo                $38,100                       $38,100
John P. Allen                  $25,600                       $25,600
Charles Z. Mann                $24,100                       $24,100
W.C.J. van Rensburg            $25,500                       $25,500
Bo McAllister                  $24,475                       $24,475
Clark R. Mandigo               $24,475                       $42,575

-----------------------------
(1) Total compensation paid by U.S. Global Fund Complex for period ended June 30, 1999. As of this date there were fifteen funds in the complex. Messrs. Holmes and Mandigo serve on all fourteen funds.

                         PRINCIPAL HOLDERS OF SECURITIES

As of September 30, 1999, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each fund. The Trust is aware of the following person(s) owning of record, or beneficially, more than 5% of the outstanding shares of any fund as of October 6, 1999.

                                                      PERCENTAGE    TYPE OF
         FUND                   SHAREHOLDERS            OWNED      OWNERSHIP
 --------------------     -------------------------     ------     ----------
 Real Estate Fund         Charles Schwab & Co. Inc.     20.04%     Record (1)
 China Region Fund        Charles Schwab & Co. Inc.     19.84%     Record (1)
 World Gold Fund          Charles Schwab & Co. Inc.     18.37%     Record (1)
                          National Financial
                            Services Corp.               5.50%     Record (2)
 All American Fund        Charles Schwab & Co. Inc.     15.71%     Record (1)
 Equity Income Fund       Stewart D. Fordham
                          Los Angeles, CA 90025-6325    14.53%     Beneficial
 Near-Term Tax
   Free Fund              Charles Schwab & Co. Inc.     14.30%     Record (1)
 Tax Free Fund            Charles Schwab & Co. Inc.     13.73%     Record (1)
 Gold Shares Fund         Charles Schwab & Co. Inc.      9.24%     Record (1)
 Global Resources
   Fund                   Charles Schwab & Co. Inc.      6.94%     Record (1)

-----------------------------
(1) Charles Schwab & Co., Inc., a broker/dealer located at 101 Montgomery Street, San Francisco, CA 94104-4122, had advised that no individual client owns more than 5% of the fund.

(2) National Financial Services Corp., a broker/dealer located at Church Street Station, New York, NY 10008-3908, has advised that no individual client owns more than 5% of the fund.

INVESTMENT ADVISORY SERVICES

The investment adviser to the funds is U.S. Global Investors, Inc., a Texas corporation, pursuant to an Advisory Agreement dated as of October 27, 1989. Frank E. Holmes, Chief Executive Officer and a Director of the Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the funds' prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers and trustees of the Trust if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for a portion of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities

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

law regulatory compliance work, based upon the time spent on such matters for the Trust. The Adviser pays the expense of printing and mailing the prospectus and sales materials used for promotional purposes.

MANAGEMENT FEES

The Trust pays the Adviser a separate management fee for each Fund in the Trust. Such fee is based on varying percentages of average net assets. The Adviser has contractually limited total Fund operating expenses to not exceed 1.00% for the All American Fund, 0.70% for the Tax Free Fund and Near-Term Tax Free Fund and 0.40% for the Government Securities Savings Fund on an annualized basis through June 30, 2000, and until such later date as the Adviser determines. For the last three fiscal years ended June 30, 1999, the funds paid the following management fees (net of expenses paid by the adviser or voluntary fee waivers):

                  FUND                     1997          1998          1999
  ----------------------------------    ----------    ----------    ----------
  Gold Shares Fund                      $1,173,225    $  616,410    $  314,052
  World Gold Fund                       $2,380,969    $1,521,454    $1,119,941
  Global Resources Fund                 $  281,264    $  295,610    $  159,064
  China Region Fund                     $  270,994    $  385,682    $  200,343
  All American Fund                     $        0    $   33,254    $  200,343
  Equity Income Fund                    $   70,067    $   77,558    $   78,288
  Real Estate Fund                      $  101,214    $  108,227    $   65,427
  Tax Free Fund                         $        0    $        0    $        0
  Near-Term Tax Free Fund               $        0    $        0    $        0
  Government Securities Savings Fund    $   91,782    $  418,522    $  900,908
  Treasury Securities Cash Fund         $  826,231    $  906,071    $  876,133

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors' expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type the prospectus and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

SUB-ADVISERS

The advisory agreement between the Adviser and the Trust permits the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to the advisory agreement, the Adviser has engaged Goodman & Company N.Y. Ltd. as Sub-Adviser to the Real Estate Fund, as approved by shareholders on January 26, 1998. It is wholly owned by Goodman & Company Ltd., which is ultimately wholly owned by Dundee Bancorp Inc., an Ontario incorporated Canadian company listed on the Toronto Stock Exchange. Mr. Nathan Edward "Ned" Goodman, Chairman of Goodman & Company N.Y. Ltd., is the "controlling person" of Goodman & Company N.Y. Ltd. and Goodman & Company Ltd. ("Goodman & Company").

Under the terms of the sub-advisory agreement, the Sub-Adviser is required to furnish the Adviser information and advice, including advice on the allocation of investments among real estate related securities, relating to that portion of the fund's assets as the Adviser shall from time to time designate; furnish continuously an investment program with respect to such assets; and to otherwise manage the fund's investments in accordance with the investment objectives and policies as stated in the fund's Prospectus and Statement of Additional Information. Goodman & Company bears all expenses in connection with the performance of the services under the sub-advisory agreement. Goodman & Company manages the fund's entire portfolio, with the exception of daily cash management services, which services are provided by the Adviser.

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

The sub-advisory agreement remains in effect pursuant to its terms for two years from the date of shareholder approval and from year to year thereafter so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable, without penalty, by the Board, by a Majority Vote of the fund's shareholders, by the Adviser or by Goodman & Company, in each case on not more than sixty nor less than thirty days' written notice to the other party and to the fund. The sub-advisory agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

For the sub-advisory services, the Adviser pays Goodman & Company 50 percent of the Management Fee (as defined in the advisory agreement) paid by the fund to the Adviser, net of all mutually agreed upon fee waivers and reimbursements and reimbursements required by applicable law. The fee paid to Goodman & Company is paid by the Adviser out of its management fee and does not increase the expenses of the fund.

ADVISORY FEE SCHEDULE

                                               ANNUAL PERCENTAGE OF
            NAME OF FUND                     AVERAGE DAILY NET ASSETS
     ------------------------------      ---------------------------------
     Gold   Shares,   All  American      0.75% of the  first  $250,000,000
     Equity,   Equity  Income,  Tax      and 0.50% of the excess
     Free, and Real Estate Funds

     Treasury  Securities Cash, and      0.50% of the  first  $250,000,000
     Government  Securities Savings      and 0.375% of the excess
     Funds

     World    Gold    and    Global      1.00% of the  first  $250,000,000
     Resources Funds                     and 0.50% of the excess

     Near-Term Tax Free Fund             0.50%

     China Region Opportunity Fund       1.25%

The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client fund shares. The Glass-Steagall act prohibits banks from engaging in the business of underwriting, selling or distributing securities. However, in the adviser's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

The board of trustees of the Trust (including a majority of the "disinterested trustees") recently approved continuation of the October 27, 1989, advisory agreement through February 1999. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned.

DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser ("U.S. Global Brokerage"), is the principal underwriter and [exclusive] agent for distribution of the fund's shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the fund's shares, which are offered on a continuous basis.

Beginning September 3, 1998, U.S. Global Brokerage commenced marketing the fund and distributing the fund's shares pursuant to a Distribution Agreement between the Trust and U.S. Global Brokerage (the "Distribution Agreement"). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling

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

brokers, financial planners and other financial representatives for the sale of the fund's shares. Following such sales, a fund will receive the net asset value per share.

Pursuant to the Distribution Agreement, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the fund's shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the fund's shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing Prospectuses, Statements of Additional Information, and any supplements thereto, sent to existing holders of the fund's shares. U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing Prospectuses, Statements of Additional Information and reports prepared for its use in connection with the offering of the fund's shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for each fund to pay United Shareholder Services, Inc. ("USSI") an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of Trust shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with the Transfer Agent, each fund shall pay to the Transfer Agent a monthly fee equal to one-twelfth (1/12) of
12.5 basis points (.00125) of the value of the shares of the funds held in accounts at the institutions, which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding Trust shares at the institution. These fees cover the usual transfer agency functions. In addition, the funds bear certain other Transfer Agent expenses such as the costs of record retention and postage, plus the telephone and line charges (including the toll-free 800 service) used by shareholders to contact the Transfer Agent. For the fiscal period ended June 30, 1999, the funds paid the following amounts for transfer agency fees and expenses (net of expenses paid by the Adviser or voluntary fee waivers):

                 Gold Shares Fund                     $982,799
                 World Gold Fund                      $586,654
                 Global Resources Fund                $204,368
                 China Region Fund                    $170,044
                 All American Fund                    $131,646
                 Equity Income Fund                   $ 42,635
                 Real Estate Fund                     $ 52,578
                 Tax Free Fund                        $ 31,513
                 Government Securities Savings Fund   $860,534
                 Treasury Securities Cash Fund        $370,170

                 The Near-Term Tax Free Fund paid $0 due to the
                 Adviser's expense limit guarantees.

Prior to November 1997, USSI performed bookkeeping and accounting services, and determined the daily net asset value for each of the funds. Bookkeeping and accounting services were provided to the funds at a sliding scale fee based upon average net assets and subject to an annual minimum fee. Beginning November 1997, Brown Brothers Harriman & Co. , an independent service provider, began providing the funds with bookkeeping, accounting and custody services

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U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 27 of 37
and determined the daily net asset value for each of the funds. For the fiscal period ended June 30, 1999, the funds paid the following amounts for bookkeeping and accounting services:

                 Gold Shares Fund                     $ 46,581
                 World Gold Fund                      $ 47,063
                 Global Resources Fund                $ 38,851
                 China Region Fund                    $ 45,582
                 All American Fund                    $ 40,244
                 Equity Income Fund                   $ 40,219
                 Real Estate Fund                     $ 42,576
                 Tax Free Fund                        $ 39,992
                 Near-Term Tax Free Fund              $ 45,027
                 Government Securities Savings Fund   $101,932
                 Treasury Securities Cash Fund        $ 34,839

In addition to the services performed for the funds and the Trust under the Advisory Agreement, the Adviser, through its subsidiary USSI, provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency Agreement as described in the funds' prospectus under "Fund Details." In addition, lockbox and statement printing services are provided by USSI. The Board of Trustees recently approved the Transfer Agency and related agreements through February 28, 2000. For the three fiscal years ended June 30, 1997, 1998 and 1999, the Trust paid USSI total transfer agency fees and expenses of $3,789,333, $3,421,224 and $3,432,941, respectively, for all funds.

All fees paid to the Adviser during the fiscal year ended June 30, 1999, (including management and transfer agency but net of reimbursements) totaled $7,231,379.

Additionally, the Adviser was reimbursed at cost for in-house legal and internal administration services pertaining to each fund during the year ended June 30, 1999, in the amounts $223,403 and $54,820, respectively.

A & B Mailers, Inc., a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. The charges for such services have been negotiated by the Audit Committee of the Trust and A & B Mailers, Inc. Each service is priced separately. For the fiscal year ended June 30, 1999, the funds paid A&B Mailers, Inc. $716,690 for mail handling services.

                     CERTAIN PURCHASES OF SHARES OF THE FUND

The following information supplements the discussion of how to buy fund shares as discussed in the prospectus.

Shares of each fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

(1) the securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid;

(2)  securities of the same issuer must already exist in the fund's portfolio;

(3) the securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or Nasdaq-AMEX;

(4) any securities so acquired by the fund shall not comprise over 5% of the fund's net assets at the time of such exchange;

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

(5) no over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and,

(6)  the securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section entitled NET ASSET VALUE in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

ADDITIONAL INFORMATION ON REDEMPTIONS

WIRE REDEMPTIONS -- TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. When shares of the Treasury Securities Cash Fund and Government Securities Savings Fund are redeemed by wire, proceeds will normally be wired on the next business day after receipt of the telephone instruction. To place a request for a wire redemption, the shareholder may instruct USSI by telephone (if this option was elected on the application accompanying the prospectus and bank wire instructions are established), or by mailing instructions with a signature guarantee to U.S. Global Investors Funds, P.O. Box 781234, San Antonio, Texas 78278-1234. A bank processing fee for each bank wire will be charged to the shareholder's account. The shareholder may change the account which has been designated to receive amounts withdrawn under this procedure at any time by writing to USSI with signature(s) guaranteed as described in the prospectus. Further documentation will be required to change the designated account when shares are held by a corporation or other organization, fiduciary or institutional investor.

CHECK REDEMPTIONS -- TREASURY SECURITIES CASH FUND AND GOVERNMENT SECURITIES SAVINGS FUND ONLY. Upon receipt of a completed application indicating election of the check writing feature, shareholders will be provided with a free supply of temporary checks. A shareholder may order additional checks for a nominal charge.

The checkwriting withdrawal procedure enables a shareholder to receive dividends declared on the shares to be redeemed until such time as the check is processed. If a check for the balance of the account is presented for payment, the dividends will close out and generate a dividend check and close the account. If there are not sufficient shares to cover a check, the check will be returned to the payee and marked "insufficient funds." Checks written against shares which have been in the account less than 7 days and were purchased by check will be returned as uncollected funds. A shareholder may avoid this 7-day requirement by purchasing by bank wire or cashiers check.

The Trust reserves the right to terminate generally, or alter generally, the check writing service or to impose a service charge upon 30 days' prior notice to shareholders.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the Gold Shares Fund or the China Region Fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the Gold Shares Fund or China Region Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period

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

for any one shareholder. Any shareholder of the Gold Shares Fund or China Region Fund receiving a redemption in kind would then have to pay brokerage fees in order to convert the investment into cash. All redemptions in kind will be made in marketable securities of the particular fund.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

CALCULATION OF PERFORMANCE DATA

Treasury Securities Cash Fund and Government Securities Savings Fund shareholders and prospective investors in these funds will be interested in learning, from time to time, the current yield of the funds, based on dividends declared daily from net investment income. To obtain a current yield quotation, call the Adviser toll free at 1-800-873-8637 (local residents call 308-1222). The yield of that fund is calculated by determining the net change in the value of a hypothetical pre-existing account in the fund having a balance of one share at the beginning of a historical seven-calendar-day period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the fund reflects the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees charged to all shareholder accounts in proportion to the length of the base period and the fund's average account size, but does not include realized gains and losses, or unrealized appreciation and depreciation. The funds may also calculate their effective annualized yield (in effect, a compound yield) by dividing the base period return (calculated as above) by seven, adding one, raising the sum to the 365th power and subtracting one.

The Treasury Securities Cash and Government Securities Savings Funds' net income, from the time of the immediately preceding dividend declaration, consists of interest accrued or discount earned during such period (including both original issue and market discount) on the fund's securities, less amortization of premium and the estimated expenses of the fund applicable to that dividend period. The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in the fund's portfolio, their quality and length of maturity, their relative values, and the fund's operating expenses. The length of maturity for the portfolio is the average dollar-weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for all of its issues.

The yield fluctuates daily as the income earned on the investments of the Treasury Securities Cash Fund and the Government Securities Savings Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time, nor is there any guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Treasury Securities Cash Fund and the Government Savings Fund is not insured, although the underlying portfolio securities are, of course, backed by the United States Government or, in the case of the Government Securities Savings Fund, by a government agency. Investors comparing results of the Treasury Securities Cash Fund and Government Securities Savings Fund with investment results and yields from other sources, such as banks or savings and loan associations, should understand this distinction.

The seven-day yield and effective yield for the Treasury Securities Cash Fund and the Government Securities Savings Fund at June 30, 1999 were 3.43% and 3.49%, and 4.60% and 4.71%, respectively, with an average weighted maturity of investments on that date of 43 and 78 days, respectively.

TOTAL RETURN

The Gold Shares Fund, Global Resources Fund, World Gold Fund, Equity Income Fund, Tax Free Fund, the Real Estate Fund, and the Near-Term Tax Free Fund may each advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as any of such funds have been in existence. Average annual

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

total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                  P(1+T) = ERV

           Where: P   = a hypothetical initial payment of $1,000
                  T   = average annual total return
                  N   = number of years
                  ERV = ending   redeemable  value  of  a  hypothetical
                        $1,000 payment made at the beginning of the 1-, 5- or 10- year periods at the end of the year or period.

The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by each fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The average annual compounded rate of return for each fund for the following years ended as of June 30, 1999, is as follows:

                                      1 YEAR    5 YEARS    10 YEARS
                                      ------    --------   --------
             Gold Shares Fund          (9.76)%  (31.06)%   (19.14)%
             World Gold Fund          (20.89)%  (11.74)%    (3.22)%
             Global Resources Fund     (4.12)%    0.82 %     0.91 %
             China Region Fund         37.50 %   (5.43)%    (9.22)% (1)
             All American Fund         19.49 %    24.43%    14.48 %
             Equity Income Fund         6.30 %    14.22%    10.48 %
             Real Estate Fund          (8.44)%    7.84 %     5.25 %
             Tax Free Fund              1.39 %     5.93%     6.25 %
             Near-Term Tax Free Fund    2.35 %     4.58%     5.53 % (2)
             ---------------
             (1) (02/10/94 inception)
             (2) (12/04/90 inception)

YIELD

The Tax Free and Near-Term Tax Free Funds each may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                       A-B     6
                             YIELD=2[(---- + 1) - 1]
                                       CD
               Where:  A = dividends  and  interest  earned
                           during the period

                       B = expenses accrued  for the period
                           (net of reimbursement)

                       C = the  average   daily  number  of
                           shares outstanding  during   the
                           period   that  were entitled  to
                           receive dividends

                       D = the  maximum  offering price per
                           share  on  the last  day of  the
                           period

The 30-day yield for the 30 days ended June 30, 1999, for each fund was as follows:

                       Tax Free Fund                  4.39%
                       Near-Term Tax Free Fund        3.47%

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U.S. Global Investors Funds                  Statement of Additional Information
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

TAX EQUIVALENT YIELD

The Tax Free Fund's tax equivalent yield for the 30 days ended June 30, 1999, was 7.27% based on a Federal income tax rate of 39.6%.

The Near-Term Tax Free Fund's tax equivalent yield for the 30 days ended June 30, 1999, was 5.75% based on a Federal income tax rate of 39.6%.

The tax equivalent yield is computed by dividing that portion of the yield of the Tax Free Fund (computed as described under "Yield" above) which is tax-exempt, by one minus the Federal income tax rate of 39.6% (or other relevant rate) and adding the result to that portion, if any, of the yield of the fund that is not tax-exempt. The compliment, for example, of a tax rate of 39.6% is 60.4%, that is [1.00 - .396 = .604].

NONSTANDARDIZED TOTAL RETURN

Each fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of each fund's operations. In addition, each fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

In its sales literature, each fund, except for the money market funds, may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by each fund even though such option income is not considered investment income under generally accepted accounting principal.

Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

EFFECT OF FEE WAIVER AND EXPENSE REIMBURSEMENT

All calculations of performance data in this section reflect the Adviser's fee waivers or reimbursement of a portion of the fund's expenses, as the case may be.

                                   TAX STATUS

TAXATION OF THE FUNDS -- IN GENERAL

As stated in its prospectus, each fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no fund will be liable for Federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that a fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, each fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of

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

investing in such stock, securities or currencies ("90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to shareholders, the Tax Free Fund and Near-Term Tax Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from Federal income tax. The Tax Free and Near-Term Tax Free Funds intend to satisfy this requirement.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year and (3) any portion not taxable to the fund of the respective balance from the preceding calendar year. Because the excise tax is based upon undistributed taxable income, it will not apply to tax-exempt income received by the Tax Free and Near-Term Tax Free Funds. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

Mutual funds are potentially subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The funds intend to make such distributions as may be necessary to avoid this excise tax.

A possibility exists that exchange control regulations imposed by foreign governments may restrict or limit the ability of a fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders.

TAXATION OF THE FUNDS' INVESTMENTS

Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. The loss carryforward and related expiration dates for each fund, as of June 30, 1999, are as follows:

                                                 LOSS          EXPIRATION
                      FUND                   CARRYFORWARDS        DATE
     ----------------------------------      ------------      -----------
     U.S. Treasury Securities Cash           $      7,531             2007
     U.S. Government Securities Savings        1,629 ,392      2003 - 2005
     Near-Tern Tax Free                           200,511      2002 - 2003
     Real Estate                                  360,575             2007
     China Region Opportunity                   6,602,805      2004 - 2007
     Global Resources                           6,668,259             2007
     World Gold                                42,669,885      2000 - 2007
     Gold Shares                              193,554,980      2000 - 2007

                                                                    POST-
                                                POST-         OCTOBER 31, 1998
                                           OCTOBER 31, 1998     CURRENCY LOSS
                      FUND                  CAPITAL LOSSES        DEFERRAL
     ----------------------------------      -----------          --------
     U.S. Treasury Securities Cash           $    10,657          $     --
     Real Estate                                 241,627                --
     China Region Opportunity                  4,144,732               233
     Global Resources                          2,907,762             6,875
     World Gold                               12,564,904           122,651
     Gold Shares                               2,787,360           185,685

The amounts above, in accordance with tax rules, are deemed to have occurred on July 1, 1999.

A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test, the 30% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to

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U.S. Global Investors Funds                  Statement of Additional Information
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

investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

For Federal income tax purposes, debt securities purchased by a fund may be treated as having original issue discount. Original issue discount can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated as interest for Federal income tax purposes as earned by a fund, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a fund's taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described above. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

Debt securities may be purchased by a fund at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time a fund purchases the securities. This additional discount represents market discount for income tax purposes. To the extent that a fund purchases municipal bonds at a market discount, the accounting accretion of such discount may generate taxable income for the fund and its shareholders. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

A fund whose portfolio is subject to the market discount rules may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the fund makes the election to include market discount currently. Because a fund must take into account all original issue discount for purposes of satisfying various requirements for qualifying as a regulated investment company under Subchapter M of the Code, it will be more difficult for a fund to make the distributions required under Subchapter M of the Code and to avoid the 4% excise tax described above. To the extent that a fund holds zero coupon or deferred interest bonds in its portfolio, or bonds paying interest in the form of additional debt obligations, the fund would recognize income currently even though the fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

The funds may purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. Instead, the amortized bond premium will reduce the fund's adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, generally for securities issued after September 27, 1985, must be amortized under an economic accrual method.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. Federal income tax purposes and that fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, that fund may be subject to U.S. Federal income tax on part of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include part of the ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

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

TAXATION OF THE SHAREHOLDER

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a fund pays the dividends during the following January.

Since none of the net investment income of the Tax Free Fund, the Treasury Securities Cash Fund, the Government Securities Savings Fund, or the Near-Term Tax Free Fund is expected to arise from dividends on domestic common or preferred stock, none of these funds' distributions will qualify for the 70% corporate dividends-received deduction.

Distributions by a fund, other than the Treasury Securities Cash Fund and the Government Securities Savings Fund, will result in a reduction in the fair market value of fund shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of such funds just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the fund shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

To the extent that the Tax Free and Near-Term Tax Free Funds' dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by the funds, they will be excludable from a shareholder's gross income for Federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the funds are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

All distributions of investment income during the year will have the same percentage designated as tax exempt. This method is called the "average annual method." Since the Tax Free Fund and the Near-Term Tax Free Fund invest primarily in tax-exempt securities, the percentage is expected to be substantially the same as the amount actually earned during any particular distribution period.

A shareholder of a fund should be aware that a redemption of shares (including any exchange into another U.S. Global Investors fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Tax Free Fund or the Near-Term Tax Free Fund receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

The Tax Free Fund and the Near-Term Tax Free Fund may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, is subject to the Federal alternative minimum tax ("AMT"), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as "tax preference items"). Interest from private activity bonds is one of the tax preference items that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from Federal income tax are rendered by recognized bond counsel to the issuers. Neither the Adviser's nor the Trust's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.

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U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 35 of 37

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test. The fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES

Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If a fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund.
Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation which is applied separately to "passive income," which includes, among other types of income, dividends and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

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Statement of Additional Information                  U.S. Global Investors Funds
Page 36 of 37

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

                  CUSTODIAN, FUND ACCOUNTANT, AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant and administrator for all funds of the Trust described in this Statement of Additional Information. With respect to the funds that own foreign securities Brown Brothers Harriman & Co. may hold securities of the funds outside the United States pursuant to sub-custody arrangements separately approved by the Trust. Prior to November 1997 Bankers Trust provided custody services and USSI provided fund accounting and administrative services. Services with respect to the retirement accounts will be provided by Security Trust and Financial Company of San Antonio, Texas, a wholly owned subsidiary of the Adviser.

                                   DISTRIBUTOR

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.

                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

Arthur Andersen LLP, 225 Franklin Street, Boston Massachusetts 02110-2812, were appointed auditors for the Trust effective July 1, 1999. The accountants audit and report on the funds' annual financial statements, review certain regulatory reports and the funds' federal income tax returns, and perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust.

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, served as the independent accountants for the Trust for the fiscal year ended June 30, 1999.

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, serves as legal counsel to the Trust.

--------------------------------------------------------------------------------
U.S. Global Investors Funds                  Statement of Additional Information
                                                                   Page 37 of 37

--------------------------------------------------------------------------------
                            PART C: OTHER INFORMATION
--------------------------------------------------------------------------------

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

(a)1. First Amended and Restated Master Trust Agreement, dated May 19, 1995, incorporated by reference from Post- Effective Amendment No. 78 to Registration Statement (EDGAR Accession No. 0000101507-99- 000019).

   2. Amendment No. 1, dated January 31, 1997, to the First Amended and Restated Master Trust Agreement changing the name of the trust to U.S. Global Investors Funds, incorporated by reference from Post-Effective Amendment No. 80 filed September 2, 1997 (EDGAR Accession No.
      0000101507-97-000095).

   3. Amendment No. 2, dated June 9, 1998, to the First Amended and Restated Master Trust Agreement changing the names of selected funds incorporated by reference from Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

(b) By-laws, incorporated by reference from Post-Effective Amendment No. 44 to Registration Statement
      (EDGAR Accession No. 0000101507-99-000019).

(c)   Instruments Defining Rights of Security Holders. Not applicable

(d)1. Advisory Agreement with U.S. Global Investors, Inc., dated October 1989 incorporated by reference from Post-Effective Amendment No. 62 (EDGAR Accession No. 0000101507-99-000019).

   2. Sub-Advisory Agreement between Registrant, U.S. Global Investors, Inc., and Goodman & Co., dated April 24, 1998, incorporated by reference from N-SAR filed August 26, 1998 (EDGAR Accession No. 0000101507-98-000031).

(e)1. Distribution Agreement between Registrant and U.S. Global Brokerage, Inc. dated September 3, 1998, incorporated by reference from PEA 84 filed August 31, 1999 (EDGAR Accession No. 0000101507-99- 000019).

   2. Specimen Selling Group Agreement between principal underwriter and dealers incorporated by reference from Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

(f)   Bonus or Profit Sharing Contracts. Not applicable.

(g) Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated November 1, 1997, incorporated by reference from Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

(h)1. Transfer Agency Agreement, as amended, between Registrant and United Shareholder Services, Inc. dated November 1, 1988, incorporated by reference to Post Effective Amendment No. 79 filed September 3, 1996 (EDGAR Accession No. 0000101507-96-000065).

   2. Expense Cap Agreement, dated July 1, 1999, included herein

(i)1. Opinion of Goodwin, Procter & Hoar incorporated by reference from Post-Effective-Amendment No. 59.

   2  Opinion  of  Goodwin  Procter  &  Hoar   incorporated  by  reference  from
      Post-Effective amendment No. 74.

(j)1. Consent of independent accountants, PricewaterhouseCoopers LLP, dated October 27, 1999, included herein.

   2 Consent of independent accountants, Arthur Andersen LLP, dated October 27, 1999, included herein.

   3. Consent of Goodwin Procter & Hoar LLP, dated October 28, 1999, included herein.

(k)   Omitted Financial Statements. Not applicable

(l)   Initial Capital Agreements. Not applicable.

(m)   Rule 12b-1 Plan. Not applicable

(n)   Rule 18f-3 Plan. Not applicable.

(o) Power of Attorney dated August 13, 1999, incorporated by reference from PEA 84 filed August 31, 1999 (EDGAR Accession No. 0000101507-99-000019).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled "Principal Holders of Securities."

ITEM 25. INDEMNIFICATION

Under Article VI of the Registrant's Master Trust Agreement, each of its Trustees and officers or person serving in such capacity with another entity at the request of the Registrant (a "Covered Person") shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the pindemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to business and other connections of Registrant's investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled "Fund Management" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) U.S. Global Brokerage, Inc., a wholly owned subsidiary of U.S. Global Investors, Inc., is registered as a limited- purpose broker/dealer for the purpose of distributing U.S. Global Investors Funds and U.S. Global Accolade Funds shares, effective September 3, 1998.

(b) Thefollowing table lists, for each director and officer of U.S. Global Investors Funds, the information indicated.

      NAME AND PRINCIPAL     POSITIONS AND OFFICES  POSITIONS AND OFFICES
       BUSINESS ADDRESS        WITH UNDERWRITER        WITH REGISTRANT

      Anthony A. Rabago         Director               Vice President
      7900 Callaghan Road       President
      San Antonio, TX 78229

      David J. Clark            Chief Financial        Treasurer
      7900 Callaghan Road       Officer
      San Antonio, TX 78229

      Elias Suarez              Vice President         Vice President,
      7900 Callaghan Road                              Institutional Sales
      San Antonio, TX 78229

      Patrick J. Klumpyan       Secretary              Vice President,
      7900 Callaghan Road                              Shareholder Services
      San Antonio, TX 78229

(c)   Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records maintained by the registrant are kept at the registrant's office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian, fund accountant, and administrator for U.S. Global Accolade Funds are maintained at 40 Water Street, Boston, Massachusetts 02109.

ITEM 29. MANAGEMENT SERVICES

Not applicable

ITEM 30. UNDERTAKINGS

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Antonio, State of Texas, on the 29th day of October, 1999.

                                    U.S. GLOBAL INVESTORS FUNDS



                                    By: /s/ Frank E. Holmes
                                       ----------------------------------
                                       Frank E. Holmes
                                       President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       SIGNATURE                     TITLE                          DATE

*/S/ JOHN P. ALLEN                 Trustee                      October 29, 1999
------------------------------
John P. Allen

*/S/ EDWARD D. HODO                Trustee                      October 29, 1999
------------------------------
Edward D. Hodo

/S/ FRANK E. HOLMES                                             October 29, 1999
------------------------------     Trustee, President,
Frank E. Holmes                    Chief Executive Officer

*/S/ CLARK R. MANDIGO              Trustee                      October 29, 1999
------------------------------
Clark R. Mandigo

*/S/ CHARLES Z. MANN               Trustee                      October 29, 1999
------------------------------
Charles Z. Mann

*/S/ WALTER W. MCALLISTER, III     Trustee                      October 29, 1999
------------------------------
Walter W. McAllister, III

*/S/ W.C.J. VAN RENSBURG           Trustee                      October 29, 1999
------------------------------
W.C.J. van Rensburg


/S/ SUSAN B. MCGEE
------------------------------     Executive Vice President     October 29, 1999
Susan B. McGee                     Secretary, General Counsel



*BY: /S/ SUSAN B. MCGEE
     -------------------------
     Susan B. McGee
     Attorney-in-Fact under
     Power of Attorney
     dated August 13, 1999

                                  EXHIBIT INDEX

EXHIBIT NO.DESCRIPTION OF EXHIBIT

(h) 2.  Expense Cap Agreement, dated July 1, 1999.

(i) 1.  Consent of Goodwin Procter & Hoar LLP, dated October 28, 1999.

(i) 2. Consent of independent accountants, PricewaterhouseCoopers LLP, dated October 27, 1999.

(i) 3. Consent of independent accountants, Arthur Andersen LLP, dated October 27, 1999.